UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Absolute Return Fund
(Class I Shares: PSQIX)
 (Class A Shares: PSQAX)

ANNUAL REPORT
April 30, 2013

Palmer Square Absolute Return Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	8
Statement of Assets and Liabilities	41
Statement of Operations	43
Statements of Changes in Net Assets	44
Statement of Cash Flows	45
Financial Highlights	46
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	63
Supplemental Information	64
Expense Example	66

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Absolute Return Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Absolute Return Fund

April 2013

Dear Shareholder:

The Palmer Square Absolute Return Fund (the “Fund”) returned 1.90% for the one year period from 05/01/2012 through 04/30/2013. During that same period, we are pleased to report that the Fund’s volatility (as defined by standard deviation) was 2.58% and beta†  to the S&P 500 was 0.14. A broader discussion on performance is incorporated later in this letter.

The Palmer Square Absolute Return Fund is a mutual fund designed to provide access to highly skilled investment managers with long track records. The Fund seeks to generate positive returns over a market cycle with low volatility by providing clients greater portfolio diversification through exposure to many different types of strategies in one vehicle. We believe a heavy emphasis on credit provides the Fund many advantages in this environment. The Fund currently provides exposure to strategies which focus predominately on collateralized loan obligations (“CLOs”), long/short credit, bank loans, convertible bond arbitrage, and also a weighting in long/short equity. Palmer Square’s investment team possesses a diverse skillset having not only invested in hedge fund strategies historically, but also deep direct investment experience in equity, credit, hedging and risk management.

Throughout most of our quarterly letters and client meetings in 2012 and Q1 2013, we consistently highlighted our Fund’s focus on opportunistic credit† as the lead weighting driving an increasingly significant portion of the performance of the Fund. As assets grew within the Fund, we continued to increase that allocation by taking advantage of areas within credit we believed to be attractive in not only slow growth environments, but also rising interest rate environments. Those areas have consisted primarily of CLOs, short duration structured credit† and convertible bond arbitrage†; however, we also maintained material portfolio weights in high yield credit (i.e., floating rate bank loans) and long/short credit†. We will discuss portfolio positioning, performance, and attribution later in this letter.

Market Viewpoint / Outlook / Recap

To provide general market context for the Fund’s performance, we provide below a quarter- by-quarter recap. In the second quarter of 2012, investors expressed concerns not only about the continued uncertainty surrounding Europe, but also the slowing global economy generally. The S&P 500 finished the quarter down -2.75% and the MSCI EAFE index declined -8.37%. Those relatively dismal returns surprisingly included June 29, the last trading day of the quarter, when markets rallied 2.50% or more in response to the announcement of yet another European ‘deal’.

† See 'Notes' page for term definitions.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	1

In the third quarter of 2012, positive momentum returned to the markets given the European Central Bank’s bond buying program and the Federal Reserve newly-announced program of ‘open-ended’ asset purchases (dubbed “QE3” or “QE infinity”). The Federal Reserve also indicated their willingness to keep interest rates close to zero even after a potential recovery takes hold. Ultimately, these liquidity driven actions by the central banks re-fueled the ‘risk-on’ trade we have witnessed many times before over the last couple of years.

In the fourth quarter, the market was captivated not only by the US election and Europe, but also the continued uncertainty and drama surrounding the impending “fiscal cliff.” As it came down to the wire, markets rallied on the expectation that a deal was very close, with much of the month’s gains in equity indices occurring on the last trading day of the year when signs of a bipartisan deal in the Senate emerged. In the end, the deadline for legislation was missed, but Congress and the President put forth some action on the first day of the New Year.

In the first four months of 2013, equity markets performed extremely well with the S&P 500 registering a 12.7% return. On the surface, the rally in the stock market appeared to be driven by increased optimism among consumers, low interest rates, decent earnings, and continued improvement in the housing market. In addition, investors seem to have become immune to headlines out of Europe while finally having the confidence to fully embrace the idea of ‘don’t fight the Fed or any other central bank’. Continued money printing by central banks in most regions certainly can also be credited with providing additional fuel to the equity market rally.

From an investment standpoint, in a low default environment with abundant liquidity, investors have realized it paid to have high degrees of market exposure (i.e., long-biased and nearly fully invested) throughout the last twelve months. In addition, given historically low interest rates, the market also witnessed an unprecedented amount of investor demand for yield which resulted in increasing security prices and decreasing yields across the board (especially for large-cap, on-the-run names).

While the equity market has continued to rally, it is important to note that traditional fixed income markets have stalled. Given the extreme efforts of central banks to provide the markets with excess liquidity, interest rates have remained low (for now) making many areas of traditional fixed income unattractive. It is difficult to imagine that traditional bonds will perform as well going forward as they have historically. As such, many believe tremendous downside risk now accompanies investing in traditional fixed income. In fact, the Barclay’s Aggregate Bond Index had its first negative quarter since Q4 2010 returning -0.12% in Q1 2013. Palmer Square believes continued underperformance across many areas of traditional ‘fixed’ income is a significant probability. As a result, we have positioned our portfolios around what we refer to as the ‘expanded’ opportunity set in credit. The expanded set of credit opportunities includes areas which have price appreciation opportunity, can invest long and short and have immaterial interest rate risk characteristics. We will discuss portfolio positioning later in the quarterly letter.

Looking forward, we believe the US economy appears to be positioned for positive growth, in spite of headwinds from fiscal tightening and the persistent re-emergence of European fears. Monetary policy remains extremely accommodative, and both the housing sector and

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	2

auto sector are strengthening. The major issue facing the markets is the Fed’s stance toward quantitative easing going forward and the impact on markets. At some point, the Fed will have to reduce its activity. When this occurs, Treasury yields could rise and act as a headwind to both the equity and credit markets.

Performance and Portfolio Positioning Discussion

The Fund returned 1.90% for the one year period from 05/01/2012 through 04/30/2013. During that same period, we are pleased to report that the Fund’s volatility (as defined by standard deviation) was 2.58% and beta to the S&P 500 was 0.14.

Performance as of 04/30/2013	Fund inception 5/17/2011

No Load	PSQIX	PSQAX	HFRX Global Hedge Fund Index	HFRX Absolute Return Index
Month (Apr)	0.20%	0.20%	0.62%	0.14%
3 MO	0.61%	0.61%	1.78%	0.58%
6 MO	2.85%	2.80%	5.16%	2.01%
YTD 2013	2.60%	2.50%	3.77%	0.85%
1 YR	1.90%	1.73%	4.02%	1.43%
ITD*	-0.59%	-0.83%	-0.47%	-0.70%
Maximum Sales Load (A Share)
Month (Apr)	—	-5.57%	0.62%	0.14%
3 MO	—	-5.21%	1.78%	0.58%
6 MO	—	-3.08%	5.16%	2.01%
YTD 2013	—	-3.44%	3.77%	0.85%
1 YR	—	-4.12%	4.02%	1.43%
ITD*	—	-3.79%	-0.47%	-0.70%

* Annualized.

Performance as of 03/31/2013	Fund inception 5/17/2011

No Load	PSQIX	PSQAX	HFRX Global Hedge Fund Index	HFRX Absolute Return Index
Month (Mar)	0.41%	0.41%	0.72%	0.15%
1 YR	1.48%	1.21%	3.50%	1.01%
ITD*	-0.73%	-0.98%	-0.82%	-0.84%
Maximum Sales Load (A Share)
Month (Mar)	—	-5.40%	0.72%	0.15%
1 YR	—	-4.59%	3.50%	1.01%
ITD*	—	-4.06%	-0.82%	-0.84%

* Annualized.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.50% and 2.25% of the average daily net assets of the Fund’s Class A shares and Class I shares, respectively. This agreement is effective until August 31, 2013.The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866- 933-9033. The performance data for the Class A share reflects payment of the 5.75% maximum sales charge at the beginning of the state periods.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	3

As shown in the allocation table below, the three largest strategy buckets and their current weights are:

•	Credit-related (e.g. credit opportunistic / CLOs, high yield credit, convertible bond arbitrage, long/short & event driven credit and short duration structured credit) at 65%

•	Equity-related (e.g. long/short equity) at 26%

•	Global Macro-related (e.g. global macro and global currency alpha) at 8%

Strategy	04/30/2012	04/30/2013
Long/Short and Event Driven Credit	17%	22%
Credit/Opportunity/CLOs	-	15%
High Yield Credit	15%	13%
Convertible Bond Arbitrage	11%	12%
Short Duration Structured Credit	-	3%
Total Credit-Related Strategies	43%	65%
Long/Short Equity	30%	26%
Total Equity-Related Strategies	30%	26%
Global Macro	16%	6%
Global Currency Alpha	3%	2%
Total Global Macro	19%	8%

Based on the percentage of capital allocated as of the date referenced above. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. Strategy allocation information reflects a categorization of each underlying Sub-Advisor based on its predominant investment theme(s). Such allocation data is an estimate and provided for illustration purposes only, and may not include cash, certain positions and/or hedges and may not sum to 100%.

The table below illustrates the Fund’s attribution for the one year period covered in this report, 05/01/2012 to 04/30/2013.

Strategy	05/01/2012 to 04/30/2013
Long/Short and Event Driven Credit	0.9%
Credit Opportunity / CLOs	2.9%
High Yield Credit	1.4%
Convertible Bond Arbitrage	0.7%
Short Duration Structured Credit	0.3%
Total Credit-Related Strategies	6.2%
Long/Short Equity	0.4%
Total Equity-Related Strategies	0.4%
Global Macro	-2.1%
Global Currency Alpha	-0.2%
Total Global Macro	-2.3%
Total Fund*	4.3%

*	Performance is net of custodial and prime brokerage fees.

During the last twelve months, from a risk-adjusted attribution standpoint, every aspect of our credit-related strategy worked well. And, in particular, our decisions to allocate to CLOs (May 2012) and high yield credit/bank loans (October 2011) continued to produce results. In summary, we delivered strong risk-adjusted returns in an area we view as our competitive advantage. To put the performance in perspective, our CLO strategy increased 30% over the

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	4

last twelve months through 04/30/2013. That compares very favorably to returns in the high yield and leveraged loan market which increased 13.8% and 7.8%, respectively, as defined by the JPM Domestic High Yield Index and S&P Leveraged Loan Index. As shown above, collectively, credit strategies have contributed 6.2% over the last twelve months to Fund performance. From a long/short equity standpoint, our managers collectively added 0.4% to Fund performance. Finally, please note that throughout 2012 and 2013, as the Fund has continued to grow its assets under management, we continued to naturally dilute the overall percentage of the Fund devoted to global macro. Global macro has historically been a drag on performance diluting the stellar performance of our credit investments. We believe the current environment of high fiscal and monetary authority involvement will continue to create a difficult trading backdrop for global macro. As such, we anticipate continuing to reduce global macro over the coming quarters.

In reviewing the above table, the Fund’s CLO strategy has been one of the largest return drivers since it was added to the portfolio. Unlike many credit and certainly equity strategies which have seen a significant rally, the CLO market continues to provide significant yield despite its low credit and interest rate risk attributes. Investing in CLOs has not become entirely mainstream as some investors perceive them as too complex or they put them in the same bucket as CDOs (which is not a proper comparison for many reasons). Ultimately, this has created an opportunity to capture significant yields plus potential price appreciation for high quality BBB and BB credits which are trading at attractive levels. We have a competitive advantage in this arena and believe this area will continue to be one of our largest return drivers in future quarters.

For the remainder of 2013, we expect to focus our portfolio within the areas of credit we have discussed; maintain or decrease our weighting within long/short equity; and likely continue decreasing our weighting within global macro. We will also look to add high-quality hedge fund managers to our line-up as we continue to maintain a strong bench of managers.

To continue achieving positive returns in 2013, we believe the formula will be as follows:

•	Price appreciation and alpha from the CLO portfolio, convertible bond arbitrage, and long/short credit portfolios;

•	Yield from the credit portfolio;

•	As correlations have decreased and we have repositioned our long/short exposure around catalyst-driven managers, we believe we will earn returns not only from beta exposure, but also from alpha

We look forward to having the opportunity to continue reporting on the Fund’s performance in 2013. Thank you for your continued trust and confidence in our team.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	5

Notes and Disclosure

This overview is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy shares or interests in any Palmer Square (“Fund”) or any other securities. Any information herein should not be relied upon for the purposes of investing in the Fund or for any other purpose. Past investment results should not be viewed as indicative of future performance. Managers within the Fund are subject to change. Return figures for the S&P 500, hedge fund indices and the managers are all provided by Bloomberg, PerTrac and the underlying managers. Palmer Square is under no obligation to verify its accuracy. It should not be assumed that any information discussed herein will prove to be profitable or that decisions in the future will be profitable or provide similar results. Individual investor returns may vary based on timing of contributions and possible other factors. Strategy allocation information reflects a categorization of each underlying manager based on its predominant investment themes, and does not reflect allocations by such underlying manager in strategies outside such predominant investment themes. Both strategy and style allocation information, as well as other referenced categorizations, reflect classifications determined by Palmer Square, as well as certain Palmer Square assumptions based on estimated portfolio characteristic information provided by underlying managers. It should be noted that data on strategy allocation are estimates and provided for illustrative purposes only. Market opportunities and yields are shown for illustration purposes only, are approximations, and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met. This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information.

Past performance does not guarantee future results. Absolute return funds are not designed to outperform stocks and bonds in strong markets. Techniques used are intended to reduce risk and volatility, seeking to provide protection in a down market. Asset allocation decisions may not always be correct and may adversely affect Fund performance. Derivatives can be highly volatile and may have the potential for unlimited loss. The use of leverage may magnify losses. A security which was liquid when purchased may subsequently become illiquid. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. Short sales may be considered speculative and it may be difficult to purchase securities to meet deliver obligations. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment. Event-driven strategies are speculative, which may result in a new less valuable security (or derivative) and are subject to the risk of complete loss of value. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. The Fund may have a high portfolio turnover which could result in greater transaction costs, lower Fund performance and higher tax liability for shareholders. It may be more expensive to invest in an ETF or mutual fund rather than owning the portfolio securities of these investment vehicles directly and may involve duplication of advisory fees and certain other expenses. Diversification does not ensure increased returns or decreased risk.

Definitions†:
Opportunistic Credit Strategy – strategy that opportunistically invests in credit-related strategies offering the best potential risk/reward. It is currently focused primarily on dislocations within the structured credit space (CLOs), and has a secondary focus on select small/mid cap high yield credits.
Short Duration Structured Credit Strategy – seeks income by investing primarily in a diversified portfolio of short duration high quality collateralized loan obligation (CLO) securities.
Convertible Bond Strategy – strategy that seeks to generally be market neutral with consistent returns and minimal volatility by taking long positions in an issuers convertible bond and short the corresponding underlying stock.
Long/Short Credit - seeks to take exposure to credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views.
Beta - Describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be ‘the equity market’ and it has a beta of 1.0.
Duration - The number of years required to receive the present value of future payments, both of interest and principal, of a bond. Often used as an indicator of a bond’s price volatility resulting from changes in interest rates.

The Palmer Square Absolute Return Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211	www.palmersquarefunds.com	6

Palmer Square Absolute Return Fund
FUND PERFORMANCE at April 30, 2013

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception with a similar investment in the HFRX Global Hedge Index.  Results include the reinvestment of all dividends and capital gains.

The HFRX Global Hedge Index is designed to be representative of the overall composition of the hedge fund universe.  It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, even driven, macro, merger arbitrage, and relative value arbitrage.  The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2013
Share Class		3 Months	1 Year	Since Inception* (5/17/2011)
At NAV	Class I Class A	0.61% 0.61%	1.90% 1.73%	-0.59% -0.83%
With Maximum Sales Load	Class A	-5.21%	-4.12%	-3.79%
HFRX Global Hedge Index		1.78%	4.02%	-0.47%

*	Annualized.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling 1-866-933-9033 or by visiting palmersquarefunds.com.

Gross and Net Expense Ratios for Class A shares are 3.98% and 3.37% respectively, and for Class I shares are 3.73% and 3.12% respectively, which are the amounts stated in the prospectus as dated August 31, 2012.

The Fund’s Class A shares total returns reflect payment of the maximum sales charge of 5.75%. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund’s Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2013

Principal Amount		Value

	BANK LOANS – 7.8%
$277,083	Alon USA Energy, Inc. 10.000%, 11/9/20181, 2, 3	$288,513
249,375	Ameriforge Group, Inc. 5.000%, 1/7/20191, 2, 3	253,271
1,000,000	ARAMARK Corp. 3.250%, 7/26/20161, 3	1,012,910
962,500	BATS Global Markets, Inc. 7.000%, 11/20/20181, 2, 3	967,313
500,000	Calceus Acquisition, Inc. 5.750%, 1/7/20201, 2, 3	507,813
1,000,000	Chesapeake Energy Corp. 5.750%, 12/2/20171, 2, 3	1,037,915
497,503	Collective Brands, Inc. 7.250%, 9/19/20191, 2, 3	505,433
500,000	EP Energy LLC 4.500%, 4/23/20191, 2, 3	506,875
500,000	H.J. Heinz Co. 3.500%, 3/27/20201, 2, 3	505,055
1,000,000	Hostess Brands, Inc. 6.750%, 3/12/20201, 2, 3	1,023,125
997,481	Landry's, Inc. 4.750%, 4/24/20181, 2, 3	1,013,536
473,750	MedAssets, Inc. 4.000%, 11/20/20191, 3	480,560
497,490	Monitronics International, Inc. 4.500%, 3/23/20181, 2, 3	505,470
997,453	Novelis, Inc. (Canada) 3.750%, 3/10/20171, 2, 3	1,016,156
975,000	Offshore Group Investment Ltd. (Cayman Islands) 6.250%, 10/17/20171, 2, 3	985,564
1,000,000	Philadelphia Energy Solutions Refining and Marketing LLC 6.250%, 3/19/20181, 2, 3	1,021,250
22,667	Realogy Group LLC 3.000%, 10/10/20131, 3	22,667
82,000	Rite Aid Corp. 5.750%, 8/1/20201, 2, 3	85,280
1,000,000	Sage Products Holdings III LLC 5.250%, 12/13/20191, 2, 3	1,009,375
997,500	Sequa Corp. 5.250%, 6/18/20171, 2, 3	1,015,345
500,000	Sun Products Corp. 5.500%, 3/6/20201, 3	505,000
498,750	SunGard Data Systems, Inc. 4.500%, 12/4/20191, 2, 3	505,997

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BANK LOANS (Continued)
$1,000,000	U.S. Coatings Acquisition, Inc. 4.750%, 2/1/20201, 2, 3	$1,014,375
997,500	Wilsonart International Holding LLC 5.500%, 10/3/20191, 3	1,002,363
488,662	Windsor Financing LLC 6.250%, 11/30/20171, 2, 3	504,238

	TOTAL BANK LOANS (Cost $16,849,865)	17,295,399

	BONDS – 66.2%
	ASSET-BACKED SECURITIES – 49.9%
2,500,000	Apidos CDO (Cayman Islands) 4.673%, 4/15/20251, 2, 4	2,231,250
1,250,000	Apidos CDO II (Cayman Islands) 2.076%, 12/21/20181, 2, 4	1,190,157
1,250,000	Apidos CDO IV (Cayman Islands) 3.876%, 10/27/20181, 2	1,166,667
	Atrium CDO Corp. (Cayman Islands)
3,000,000	6.276%, 10/23/20221, 2	3,000,476
2,000,000	3.776%, 7/16/20251, 4	1,934,000
	Atrium IX (Cayman Islands)
5,000,000	0.000%, 2/28/20242	4,930,000
3,500,000	5.457%, 2/28/20241, 2, 4	3,258,212
3,000,000	Babson CLO Ltd. 2012-II (Cayman Islands) 4.542%, 5/15/20231, 2, 4	3,003,440
6,871,309	Babson CLO, Inc. 2005-I (Cayman Islands) 0.567%, 4/15/20191, 2, 4	6,799,348
180,383	Babson CLO, Inc. 2005-III (Cayman Islands) 0.542%, 11/10/20191, 4	178,354
1,700,000	BlueMountain CLO 2012-2 Ltd. (Cayman Islands) 0.000%, 11/20/20242, 4	1,701,296
5,000,000	BlueMountain CLO Ltd. (Cayman Islands) 6.040%, 8/16/20221, 2, 4	4,958,779
3,000,000	Cent CLO 17 (Cayman Islands) 0.000%, 1/30/20252, 4	2,970,000
1,980,000	Diamond Lake CLO Ltd. (Cayman Islands) 1.887%, 12/1/20191, 2, 4	1,864,203
3,000,000	Dryden XXII Senior Loan Fund (Cayman Islands) 5.477%, 1/15/20221, 2, 4	2,948,121
2,500,000	Fraser Sullivan CLO II Ltd. (Cayman Islands) 1.780%, 12/20/20201, 2, 4	2,339,226
1,500,000	Fraser Sullivan CLO VII Ltd. (Cayman Islands) 4.276%, 4/20/20231, 2, 4	1,486,301
2,000,000	Greywolf CLO II Ltd. (Cayman Islands) 4.114%, 4/15/20251, 2, 4	1,939,000

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$4,000,000	ING IM CLO 2012-1 Ltd. (Cayman Islands) 6.531%, 3/14/20221, 2	$4,025,573
2,000,000	ING IM CLO 2013-2 Ltd. (Cayman Islands) 3.776%, 4/25/20251, 2, 4	1,920,000
2,000,000	LCM IX LP (Cayman Islands) 4.477%, 7/14/20221, 2, 4	1,860,959
3,000,000	LCM XIII LP (Cayman Islands) 0.000%, 1/19/20232, 4	2,985,000
14,650,000	Marathon CLO IV Ltd. (Cayman Islands) 6.040%, 5/20/20231, 2, 4	14,397,681
2,000,000	Marathon CLO V Ltd. (Cayman Islands) 5.989%, 2/21/20251, 2, 4	1,905,551
2,000,000	Mountain View CLO Ltd. (Cayman Islands) 4.777%, 4/12/20241, 4	1,795,000
1,400,000	OCP CLO 2012-1 Ltd. (Cayman Islands) 5.784%, 3/22/20231, 2, 4	1,398,226
2,000,000	OCP CLO 2013-3 Ltd. (Cayman Islands) 5.534%, 1/17/20251, 2, 4	1,867,600
9,100,000	OZLM Funding III Ltd. (Cayman Islands) 1.576%, 1/22/20251, 2, 4	9,118,200
4,350,000	OZLM Funding Ltd. (Cayman Islands) 6.376%, 7/22/20231, 2, 4	4,378,463
9,651,441	Sapphire Valley CDO Ltd. (Cayman Islands) 0.547%, 12/15/20221, 2, 4	9,197,929
1,350,000	Symphony CLO VII Ltd. (Cayman Islands) 3.476%, 7/28/20211, 2, 4	1,336,052
2,500,000	Symphony CLO X Ltd. (Cayman Islands) 5.526%, 7/23/20231, 2, 4	2,540,049
2,100,000	Venture CLO Ltd. (Cayman Islands) 6.792%, 11/14/20221, 2	2,110,448
2,500,000	Venture X CLO Ltd. (Cayman Islands) 0.000%, 2/28/20242, 4	2,410,590

	TOTAL ASSET-BACKED SECURITIES (Cost $109,101,465)	111,146,151

	CORPORATE – 16.3%
	BASIC MATERIALS – 0.9%
143,000	AK Steel Corp. 8.375%, 4/1/20222, 5	124,410
236,000	Hexion U.S. Finance Corp. 6.625%, 4/15/20202, 5	247,210
236,000	Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 2/1/20182, 5	251,340

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	BASIC MATERIALS (Continued)
$132,000	Horsehead Holding Corp. 3.800%, 7/1/20175, 6	$132,578
300,000	Ineos Finance PLC (United Kingdom) 9.000%, 5/15/20152, 4	315,000
90,000	Kaiser Aluminum Corp. 4.500%, 4/1/20155, 6	123,354
473,114	Neenah Paper, Inc. 7.375%, 11/15/20142	475,184
271,000	Sterlite Industries India Ltd. (India) 4.000%, 10/30/20145, 6	264,902
174,000	Stillwater Mining Co. 1.750%, 10/15/20322, 5, 6	201,622
		2,135,600

	COMMUNICATIONS – 2.2%
74,000	Blucora, Inc. 4.250%, 4/1/20192, 4, 5, 6	76,451
115,000	Ciena Corp. 4.000%, 12/15/20205, 6	133,687
260,000	Cincinnati Bell, Inc. 8.250%, 10/15/20172	279,500
120,000	Equinix, Inc. 3.000%, 10/15/20145, 6	238,350
300,000	Frontier Communications Corp. 7.125%, 3/15/20192	329,250
	Intelsat Jackson Holdings S.A. (Luxembourg)
499,000	8.500%, 11/1/20192, 5	562,622
247,000	7.250%, 10/15/20202, 5	275,096
	Level 3 Financing, Inc.
21,000	7.000%, 6/1/20202, 4	22,286
358,000	8.625%, 7/15/20202, 5	405,883
	SBA Communications Corp.
202,000	4.000%, 10/1/20146	529,619
200,000	5.625%, 10/1/20192, 4	211,250
156,000	TIBCO Software, Inc. 2.250%, 5/1/20322, 4, 5, 6	152,880
274,000	VeriSign, Inc. 3.250%, 8/15/20376	402,095
161,000	Virgin Media, Inc. 6.500%, 11/15/20166	419,103
262,000	WebMD Health Corp. 2.500%, 1/31/20185, 6	241,368

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS (Continued)
€95,000	Wind Acquisition Holdings Finance S.A. (Luxembourg) 12.250%, 7/15/20172	$133,873

$221,000	XM Satellite Radio, Inc. 7.000%, 12/1/20144, 6	410,508
		4,823,821

	CONSUMER, CYCLICAL – 3.5%
150,000	Asbury Automotive Group, Inc. 7.625%, 3/15/20172	154,502
107,000	Burlington Coat Factory Warehouse Corp. 10.000%, 2/15/20192, 5	120,241
1,235,000	Burlington Holdings LLC / Burlington Holding Finance, Inc. 9.000%, 2/15/20182, 4, 5	1,287,487
196,000	Callaway Golf Co. 3.750%, 8/15/20192, 4, 5, 6	214,375
200,000	Carmike Cinemas, Inc. 7.375%, 5/15/20192	222,500
20,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. 5.250%, 3/15/20212, 4, 5	20,525
16,000	Cinemark USA, Inc. 5.125%, 12/15/20222, 4	16,640
	Claire's Stores, Inc.
250,000	9.000%, 3/15/20192, 4, 5	287,813
23,000	6.125%, 3/15/20202, 4, 5	24,409
	DR Horton, Inc.
390,000	6.875%, 5/1/2013	390,000
147,000	2.000%, 5/15/20146	296,664
133,000	Hawaiian Holdings, Inc. 5.000%, 3/15/20165, 6	141,728
	HD Supply, Inc.
288,000	7.500%, 7/15/20202, 4, 5	312,480
995,000	10.500%, 1/15/20212, 5	1,047,237
51,000	JetBlue Airways Corp. 6.750%, 10/15/20392, 5, 6	78,986
76,000	KB Home 1.375%, 2/1/20192, 5, 6	88,493
225,000	Lennar Corp. 2.750%, 12/15/20202, 4, 5, 6	434,391
150,000	Meritage Homes Corp. 4.500%, 3/1/20182, 4	151,500
41,000	Meritor, Inc. 7.875%, 3/1/20262, 4, 6	46,407

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
	MGM Resorts International
$195,000	4.250%, 4/15/20155, 6	$216,328
40,800	6.625%, 12/15/20212, 5	44,370
161,000	Regis Corp. 5.000%, 7/15/20145, 6	210,809
	Rite Aid Corp.
819,000	7.500%, 3/1/20172, 5	845,618
111,636	9.500%, 6/15/20172, 5	116,241
125,000	Ryland Group, Inc. 1.625%, 5/15/20185, 6	197,266
149,000	Standard Pacific Corp. 1.250%, 8/1/20322, 5, 6	199,939
41,000	Titan International, Inc. 7.875%, 10/1/20172, 4, 5	44,280
74,000	Titan Machinery, Inc. 3.750%, 5/1/20194, 5, 6	71,641
65,000	Toll Brothers Finance Corp. 0.500%, 9/15/20322, 4, 5, 6	68,697
169,000	WESCO International, Inc. 6.000%, 9/15/20292, 6	438,766
		7,790,333

	CONSUMER, NON-CYCLICAL – 2.5%
45,000	Alere, Inc. 3.000%, 5/15/20165, 6	44,831
184,000	Chiquita Brands International, Inc. 4.250%, 8/15/20165, 6	170,085
695,000	Chiquita Brands International, Inc. / Chiquita Brands LLC 7.875%, 2/1/20212, 4, 5	747,125
83,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/1/20175, 6	140,581
150,000	Dendreon Corp. 2.875%, 1/15/20165, 6	119,438
170,000	Endo Health Solutions, Inc. 1.750%, 4/15/20155, 6	229,712
87,000	Exelixis, Inc. 4.250%, 8/15/20195, 6	90,915
400,000	Hertz Corp. 7.500%, 10/15/20182	444,500
141,000	Illumina, Inc. 0.250%, 3/15/20164, 5, 6	146,816
58,000	Isis Pharmaceuticals, Inc. 2.750%, 10/1/20194, 5, 6	88,595

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$500,000	Jarden Corp. 7.500%, 5/1/20172	$572,500
117,000	Live Nation Entertainment, Inc. 2.875%, 7/15/20272, 5, 6	118,170
110,000	Medicines Co. 1.375%, 6/1/20174, 5, 6	150,700
111,000	Molina Healthcare, Inc. 1.125%, 1/15/20204, 5, 6	118,076
91,000	NES Rentals Holdings, Inc. 7.875%, 5/1/20182, 4, 5	93,958
180,000	NuVasive, Inc. 2.750%, 7/1/20175, 6	174,600
109,000	Omnicare, Inc. 3.750%, 12/15/20255, 6	188,638
	PHH Corp.
98,000	6.000%, 6/15/20176	183,138
250,000	7.375%, 9/1/20192	286,875
158,000	Theravance, Inc. 2.125%, 1/15/20235, 6	224,459
400,000	United Rentals North America, Inc. 5.750%, 7/15/20182	438,000
350,000	Viskase Cos., Inc. 9.875%, 1/15/20182, 4	378,437
147,000	Volcano Corp. 1.750%, 12/1/20175, 6	143,049
170,000	WellPoint, Inc. 2.750%, 10/15/20424, 5, 6	203,575
156,000	Wright Medical Group, Inc. 2.000%, 8/15/20174, 5, 6	179,888
		5,676,661

	ENERGY – 1.1%
168,000	Alpha Natural Resources, Inc. 2.375%, 4/15/20155, 6	158,340
	Chesapeake Energy Corp.
79,000	3.250%, 3/15/20162, 5	80,185
79,000	5.375%, 6/15/20212, 5	82,555
39,000	5.750%, 3/15/20232, 5	42,413
227,000	Cobalt International Energy, Inc. 2.625%, 12/1/20195, 6	254,098
350,000	Copano Energy LLC / Copano Energy Finance Corp. 7.750%, 6/1/20182	366,625

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
$140,000	Goodrich Petroleum Corp. 5.000%, 10/1/20292, 5, 6	$139,912
98,000	Newpark Resources, Inc. 4.000%, 10/1/20175, 6	122,194
235,000	Peabody Energy Corp. 4.750%, 12/15/20412, 5, 6	190,937
84,000	SEACOR Holdings, Inc. 2.500%, 12/15/20272, 4, 5, 6	92,243
223,000	Stone Energy Corp. 1.750%, 3/1/20174, 5, 6	205,996
113,000	Western Refining, Inc. 5.750%, 6/15/20146	359,976
400,000	WPX Energy, Inc. 5.250%, 1/15/20172	430,000
		2,525,474

	FINANCIAL – 2.4%
350,000	AerCap Aviation Solutions B.V. (Netherlands) 6.375%, 5/30/20172	379,750
108,000	Air Lease Corp. 3.875%, 12/1/20184, 5, 6	130,275
500,000	Aircastle Ltd. (Bermuda) 6.750%, 4/15/20172	556,875
63,000	American Equity Investment Life Holding Co. 5.250%, 12/6/20292, 4, 5, 6	103,674
359,000	Amtrust Financial Services, Inc. 5.500%, 12/15/20215, 6	485,099
192,000	BTA Bank JSC (Kazakstan) 5.500%, 12/21/2022	146,880
400,000	CNH Capital LLC 6.250%, 11/1/20162	445,000
166,000	DFC Global Corp. 3.250%, 4/15/20174, 5, 6	164,755
194,000	Encore Capital Group, Inc. 3.000%, 11/27/20174, 5, 6	215,946
117,000	Forest City Enterprises, Inc. 4.250%, 8/15/20182, 5, 6	132,576
133,000	Forestar Group, Inc. 3.750%, 3/1/20205, 6	156,524
174,000	iStar Financial, Inc. 3.000%, 11/15/20165, 6	213,803
123,000	Jefferies Group LLC 3.875%, 11/1/20292, 5, 6	128,843

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL (Continued)
$226,000	Knight Capital Group, Inc. 3.500%, 3/15/20155, 6	$225,435
114,000	MGIC Investment Corp. 9.000%, 4/1/20632, 4, 5, 6	119,273
108,000	National Financial Partners Corp. 4.000%, 6/15/20175, 6	220,927
210,000	Radian Group, Inc. 2.250%, 3/1/20195, 6	278,381
857,000	Realogy Group LLC 11.500%, 4/15/20172, 5	913,776
242,000	Walter Investment Management Corp. 4.500%, 11/1/20195, 6	257,427
		5,275,219

	INDUSTRIAL – 1.9%
350,000	313 Group, Inc. 6.375%, 12/1/20192, 4	354,375
303,000	Cemex S.A.B. de C.V. (Mexico) 3.750%, 3/15/20185, 6	399,960
203,000	Covanta Holding Corp. 3.250%, 6/1/20145, 6	263,012
	General Cable Corp.
500,000	2.659%, 4/1/20151, 2	496,250
429,000	4.500%, 11/15/20291, 5, 6	523,648
94,000	Greenbrier Cos., Inc. 3.500%, 4/1/20185, 6	96,291
150,000	Kemet Corp. 10.500%, 5/1/20182	157,500
500,000	Martin Midstream Partners LP / Martin Midstream Finance Corp. 8.875%, 4/1/20182	537,500
493,000	Ply Gem Industries, Inc. 9.375%, 4/15/20172, 5	546,614
250,000	Polymer Group, Inc. 7.750%, 2/1/20192	275,938
90,000	RTI International Metals, Inc. 1.625%, 10/15/20195, 6	92,250
250,000	Sequa Corp. 7.000%, 12/15/20172, 4	255,000
160,000	Vishay Intertechnology, Inc. 2.250%, 6/1/20424, 5, 6	207,500
		4,205,838

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY – 1.3%
$138,000	Bottomline Technologies de, Inc. 1.500%, 12/1/20175, 6	$154,819
114,000	Cadence Design Systems, Inc. 2.625%, 6/1/20155, 6	211,755
780,000	CDW LLC / CDW Finance Corp. 12.535%, 10/12/20172	842,400
210,000	Electronic Arts, Inc. 0.750%, 7/15/20165, 6	205,537
124,000	GT Advanced Technologies, Inc. 3.000%, 10/1/20175, 6	105,865
330,000	Microchip Technology, Inc. 2.125%, 12/15/20375, 6	467,981
212,000	Micron Technology, Inc. 1.500%, 8/1/20312, 5, 6	240,355
285,000	Novellus Systems, Inc. 2.625%, 5/15/20415, 6	422,869
112,000	Take-Two Interactive Software, Inc. 4.375%, 6/1/20145, 6	166,110
		2,817,691

	UTILITIES – 0.5%
9,429	CenterPoint Energy, Inc. 0.000%, 9/15/20291, 2, 5, 6	452,003
500,000	DPL, Inc. 6.500%, 10/15/20162	537,500
151,000	PNM Resources, Inc. 9.250%, 5/15/2015	172,706
		1,162,209

	TOTAL CORPORATE (Cost $32,820,348)	36,412,846

	GOVERNMENT – 0.0%
	Hellenic Republic Government Bond (Greece)
€50,400	2.000%, 2/24/20231	35,924
128,000	2.000%, 2/24/20421	72,842

	TOTAL GOVERNMENT (Cost $92,729)	108,766

	TOTAL BONDS (Cost $142,014,542)	147,667,763

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS – 16.3%
	BASIC MATERIALS – 0.4%
2,020	Eastman Chemical Co.	$134,633
2,780	Monsanto Co.	296,959
22,299	Olin Corp.	538,967
		970,559

	COMMUNICATIONS – 2.3%
13,228	ARRIS Group, Inc.*	218,394
4,960	Aruba Networks, Inc.*	111,550
3,940	Cablevision Systems Corp. - Class A5	58,548
511	Chunghwa Telecom Co., Ltd. - ADR (Taiwan)5	16,475
17,950	Cisco Systems, Inc.	375,514
5,490	Comcast Corp. - Class A	226,737
949	Deutsche Telekom A.G. (Germany)	11,226
1,633	Deutsche Telekom A.G. - ADR (Germany)5	19,433
6,300	eBay, Inc.*	330,057
18,569	ExactTarget, Inc.*	363,581
1,862	F5 Networks, Inc.*	142,313
15,560	Facebook, Inc. - Class A*	431,946
250	Google, Inc. - Class A*	206,143
8,737	IPG Photonics Corp.	556,372
450	Lamar Advertising Co. - Class A*	21,069
159	Omnicom Group, Inc.5	9,504
15,865	Plantronics, Inc.	695,204
82,689	RF Micro Devices, Inc.*	463,885
6,340	SBA Communications Corp. - Class A*5	500,797
7,641	StarHub Ltd. (Singapore)	29,343
4,160	Walt Disney Co.	261,414
		5,049,505

	CONSUMER, CYCLICAL – 2.9%
13,596	Arrow Electronics, Inc.*	533,371
2,250	Best Buy Co., Inc.	58,477
3,267	Children's Place Retail Stores, Inc.*	159,822
1,450	Delphi Automotive PLC (United Kingdom)5	67,004
5,100	Delta Air Lines, Inc.*	87,414
5,760	Dollar General Corp.*	300,038
5,270	Fifth & Pacific Cos., Inc.*	108,667
18,080	J.C. Penney Co., Inc.	296,874
33,059	La-Z-Boy, Inc.	597,046
3,290	Las Vegas Sands Corp.	185,062
3,830	Lear Corp.	221,297
15,131	Lennar Corp. - Class A	623,700
14,634	LKQ Corp.*	352,387
4,000	Marriott International, Inc. - Class A	172,240
227	Mattel, Inc.5	10,365

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
6,580	MGM Resorts International*5	$92,910
7,840	Michael Kors Holdings Ltd. (China)*5	446,410
373	Newell Rubbermaid, Inc.5	9,825
1,820	O'Reilly Automotive, Inc.*	195,322
400	Panera Bread Co. - Class A*	70,892
6,514	Pier 1 Imports, Inc.	151,190
11,490	Regal Entertainment Group - Class A5	206,131
2,050	Six Flags Entertainment Corp.5	149,383
4,920	Starbucks Corp.5	299,333
7,020	Starwood Hotels & Resorts Worldwide, Inc.5	452,930
1,800	TJX Cos., Inc.	87,786
3,400	U.S. Airways Group, Inc.*	57,460
3,590	Urban Outfitters, Inc.*5	148,770
1,050	Whirlpool Corp.	119,994
820	Wynn Resorts Ltd.	112,586
		6,374,686

	CONSUMER, NON-CYCLICAL – 3.2%
8,180	Apollo Group, Inc. - Class A*	150,267
2,300	Avis Budget Group, Inc.*	66,332
2,460	Baxter International, Inc.	171,880
1,200	Beam, Inc.5	77,652
1,460	Biogen Idec, Inc.*	319,638
8,926	Capital Senior Living Corp.*5	216,545
111	Clorox Co.5	9,574
1,700	Community Health Systems, Inc.	77,469
11,177	Conceptus, Inc.*	346,599
1,040	Cooper Cos., Inc.	114,816
850	Covidien PLC (Ireland)	54,264
17,933	Cynosure, Inc. - Class A*	463,747
3,940	Equifax, Inc.	241,128
2,200	Estee Lauder Cos., Inc. - Class A	152,570
10,757	Euronet Worldwide, Inc.*	328,411
5,800	Gilead Sciences, Inc.*	293,712
3,900	HCA Holdings, Inc.5	155,571
2,800	Hertz Global Holdings, Inc.*	67,424
14,600	Hillshire Brands Co.	524,286
1,410	JM Smucker Co.5	145,554
13,804	K12, Inc.*	351,588
29,774	Korn/Ferry International*5	492,760
1,900	Macquarie Infrastructure Co. LLC5	110,732
5,850	Myriad Genetics, Inc.*	162,922
1,160	Onyx Pharmaceuticals, Inc.*	109,968
3,900	Pinnacle Foods, Inc.*	93,093

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
11,344	Quanta Services, Inc.*	$311,733
2,670	Quest Diagnostics, Inc.	150,401
910	Roche Holding A.G. (Switzerland)	227,451
281	Sysco Corp.5	9,796
3,930	Team Health Holdings, Inc.*5	146,510
1,700	Tenet Healthcare Corp.*	77,112
15,201	United Rentals, Inc.*5	799,725
950	Vertex Pharmaceuticals, Inc.*	72,979
		7,094,209

	ENERGY – 1.1%
1,884	Atlas Energy LP5	94,577
3,950	Cobalt International Energy, Inc.*	110,363
3,870	Concho Resources, Inc.*	333,323
1,220	EOG Resources, Inc.	147,815
2,040	Kinder Morgan Energy Partners LP	180,438
1,214	Kinder Morgan Management LLC*	107,163
28,379	Northern Oil and Gas, Inc.*	365,805
3,410	Occidental Petroleum Corp.	304,377
4,000	Schlumberger Ltd.5	297,720
13,400	Southwestern Energy Co.*5	501,428
1,390	YPF S.A. - ADR (Argentina)5	18,417
		2,461,426

	FINANCIAL – 2.6%
1,460	Affiliated Managers Group, Inc.*5	227,293
5,970	Allstate Corp.	294,082
2,200	American International Group, Inc.*	91,124
4,293	Apollo Commercial Real Estate Finance, Inc. - REIT5	76,158
2,400	Ares Capital Corp.5	43,584
1,670	AvalonBay Communities, Inc. - REIT5	222,177
2,157	Capital One Financial Corp.	124,631
2,587	CIT Group, Inc.*5	109,973
9,870	Citigroup, Inc.	460,534
1,515	Colony Financial, Inc. - REIT5	33,785
379	Coresite Realty Corp. - REIT	13,712
2,469	Digital Realty Trust, Inc. - REIT	174,114
19,371	Ellie Mae, Inc.*	504,033
6,944	Fifth Street Finance Corp.5	76,662
13,885	Host Hotels & Resorts, Inc. - REIT	253,679
500	Howard Hughes Corp.*	47,190
11,600	iStar Financial, Inc. - REIT*5	135,488
8,600	Medley Capital Corp.5	133,988
1,790	Omega Healthcare Investors, Inc. - REIT	58,837
16,466	PennantPark Investment Corp.5	192,652

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
4,600	Raymond James Financial, Inc.5	$190,532
4,500	Realogy Holdings Corp.*5	216,000
8,605	Redwood Trust, Inc. - REIT	196,366
14,575	Starwood Property Trust, Inc. - REIT5	400,667
30,023	Summit Hotel Properties, Inc. - REIT5	299,930
21,000	TICC Capital Corp.5	213,570
900	Travelers Cos., Inc.	76,869
5,700	Two Harbors Investment Corp. - REIT	68,286
2,060	Visa, Inc. - Class A5	347,028
18,033	Weyerhaeuser Co. - REIT5	550,187
		5,833,131

	INDUSTRIAL – 1.6%
198	AGCO Corp.5	10,543
36,955	Ainsworth Lumber Co., Ltd. (Canada)*5	141,242
3,780	AMETEK, Inc.5	153,884
3,463	Aptargroup, Inc.	194,274
3,300	Boeing Co.	301,653
183	Crane Co.5	9,851
2,620	Cummins, Inc.	278,742
5,232	Eagle Materials, Inc.	354,468
6,897	FARO Technologies, Inc.*5	267,535
7,109	Greenbrier Cos., Inc.*	160,379
13,989	Headwaters, Inc.*	151,920
3,570	Honeywell International, Inc.	262,538
5,417	Martin Marietta Materials, Inc.	547,063
3,540	Movado Group, Inc.	107,050
4,943	OSI Systems, Inc.*	283,234
219	Packaging Corp. of America5	10,416
299	Republic Services, Inc.5	10,190
2,181	Texas Industries, Inc.*5	138,886
500	Thermo Fisher Scientific, Inc.	40,340
1,010	Union Pacific Corp.	149,439
207	URS Corp.5	9,091
		3,582,738

	TECHNOLOGY – 2.2%
840	Apple, Inc.	371,910
4,310	Autodesk, Inc.*	169,728
14,144	Broadcom Corp. - Class A	509,184
1,780	Cognizant Technology Solutions Corp. - Class A*	115,344
9,240	EMC Corp.*	207,253
65,710	Integrated Device Technology, Inc.*	467,198
19,795	Maxim Integrated Products, Inc.5	612,259
17,943	Micron Technology, Inc.*	169,023

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
6,198	Power Integrations, Inc.	$256,659
3,010	QUALCOMM, Inc.	185,476
17,035	RADWARE Ltd. (Israel)*	255,355
3,620	Salesforce.com, Inc.*	148,818
10,415	Silicon Motion Technology Corp. - ADR (Taiwan)5	113,524
23,058	Skyworks Solutions, Inc.*	508,890
7,614	Spreadtrum Communications, Inc. - ADR (China)	166,442
5,653	Synaptics, Inc.*5	233,073
4,286	Syntel, Inc.	270,747
12,890	Take-Two Interactive Software, Inc.*5	196,702
		4,957,585

	UTILITIES – 0.0%
900	ITC Holdings Corp.	82,998

	TOTAL COMMON STOCKS (Cost $34,078,560)	36,406,837

	PREFERRED STOCKS – 3.5%
	BASIC MATERIALS – 0.1%
6,639	ArcelorMittal (Luxembourg) 6.000%, 12/21/20155, 6	138,486

	COMMUNICATIONS – 0.3%
362	Interpublic Group of Cos., Inc. 5.250%, 12/31/20492, 5, 6	445,350
1,631	Iridium Communications, Inc. 7.000%, 12/31/20494, 5, 6	157,086
		602,436

	CONSUMER, CYCLICAL – 0.1%
2,732	Beazer Homes USA, Inc. 7.500%, 7/15/20155, 6	74,160
4,154	Continental Airlines Finance Trust II 6.000%, 5/28/20132, 5, 6	199,522
2,283	Goodyear Tire & Rubber Co. 5.875%, 3/31/20145, 6	100,381
		374,063

	CONSUMER, NON-CYCLICAL – 0.8%
888	Alere, Inc. 3.000%, 12/31/20495, 6	217,116
3,953	Bunge Ltd. (Bermuda) 4.875%, 12/31/20495, 6	416,053
392	HealthSouth Corp. 6.500%, 12/31/20495, 6	473,438

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
4,022	Omnicare Capital Trust II 4.000%, 6/7/20132, 5, 6	$221,461
285	Post Holdings, Inc. 3.750%, 12/31/20494, 5, 6	31,458
327	Universal Corp. 6.750%, 3/15/20182, 5, 6	423,343
		1,782,869

	ENERGY – 0.5%
416	Chesapeake Energy Corp. 5.750%, 12/31/20494, 5, 6	421,720
853	Energy XXI Bermuda Ltd. (Bermuda) 5.625%, 12/31/20495, 6	230,577
	Sanchez Energy Corp.
3,518	4.875%, 12/31/20494, 5, 6	176,010
719	6.500%, 12/31/20494, 5, 6	35,425
2,550	SandRidge Energy, Inc. 7.000%, 12/31/20495, 6	217,387
		1,081,119

	FINANCIAL – 1.7%
15,426	2010 Swift Mandatory Common Exchange Security Trust 6.000%, 12/31/20134, 5, 6	194,860
13,483	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/20495, 6	374,996
10,078	AMG Capital Trust II 5.150%, 10/15/20375, 6	543,582
6,069	Aspen Insurance Holdings Ltd. (Bermuda) 5.625%, 12/31/20495, 6	400,554
208	Bank of America Corp. 7.250%, 12/31/20495, 6	258,622
6,703	Health Care REIT, Inc. 6.500%, 12/31/20495, 6	450,148
98	Huntington Bancshares, Inc. 8.500%, 12/31/20495, 6	131,932
1,179	iStar Financial, Inc. 4.500%, 3/15/20182, 5, 6	65,293
3,646	KeyCorp 7.750%, 12/31/20495, 6	476,487
5,850	MetLife, Inc. 5.000%, 9/4/20136	293,377
142	OFG Bancorp (Puerto Rico) 8.750%, 12/31/20494, 5, 6	211,970
6,837	Synovus Financial Corp. 8.250%, 5/15/20135, 6	171,404

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIAL (Continued)
248	Wintrust Financial Corp. 5.000%, 12/31/20495, 6	$255,657
		3,828,882

	TECHNOLOGY – 0.0%
542	Unisys Corp. 6.250%, 3/1/20145, 6	31,063

	TOTAL PREFERRED STOCKS (Cost $6,955,510)	7,838,918

	EXCHANGE-TRADED FUNDS – 7.3%
12,964	Financial Select Sector SPDR Fund5	242,427
15,000	iShares MSCI All Country Asia ex Japan Index Fund5	906,300
75,000	iShares MSCI EAFE Index Fund5	4,645,500
15,000	iShares Russell 2000 Index Fund	1,412,100
10,000	PowerShares Buyback Achievers Portfolio5	346,300
30,000	SPDR S&P 500 ETF Trust5	4,790,400
50,000	Vanguard FTSE Europe ETF	2,568,000
20,000	Vanguard FTSE Pacific ETF	1,223,600

	TOTAL EXCHANGE-TRADED FUNDS (Cost $15,316,813)	16,134,627

Number of Contracts

	PURCHASED OPTION CONTRACTS – 0.2%
	CALL OPTIONS – 0.1%
	EQUITY – 0.1%
	ARRIS Group, Inc.
34	Exercise Price: $17.50, Expiration Date: May 18, 2013	476
	Boeing Co.
6	Exercise Price: $92.50, Expiration Date: May 18, 2013	552
	Broadcom Corp. - Class A
34	Exercise Price: $33.00, Expiration Date: May 18, 2013	10,098
	Cypress Semiconductor Corp.
76	Exercise Price: $10.00, Expiration Date: September 21, 2013	6,460
144	Exercise Price: $11.00, Expiration Date: May 18, 2013	432
	Martin Marietta Materials, Inc.
22	Exercise Price: $100.00, Expiration Date: May 18, 2013	6,270
	Maxim Integrated Products, Inc.
22	Exercise Price: $33.00, Expiration Date: May 18, 2013	–
	Micron Technology, Inc.
111	Exercise Price: $10.00, Expiration Date: October 19, 2013	9,657
55	Exercise Price: $9.00, Expiration Date: July 20, 2013	5,500
108	Exercise Price: $8.00, Expiration Date: July 20, 2013	18,036

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	EQUITY (Continued)
	NVIDIA Corp.
56	Exercise Price: $13.00, Expiration Date: June 22, 2013	$5,600
111	Exercise Price: $13.00, Expiration Date: May 18, 2013	9,768
	Olin Corp.
23	Exercise Price: $25.00, Expiration Date: May 18, 2013	345
	Plantronics, Inc.
22	Exercise Price: $45.00, Expiration Date: May 18, 2013	2,145
	RF Micro Devices, Inc.
54	Exercise Price: $5.00, Expiration Date: August 17, 2013	4,860
108	Exercise Price: $5.00, Expiration Date: May 18, 2013	7,020
	Silicon Motion Technology Corp. - ADR
113	Exercise Price: $12.50, Expiration Date: May 18, 2013	–
	Skyworks Solutions, Inc.
56	Exercise Price: $22.00, Expiration Date: June 22, 2013	7,560
22	Exercise Price: $23.00, Expiration Date: May 18, 2013	770
112	Exercise Price: $21.00, Expiration Date: May 18, 2013	15,680
	SPDR S&P 500 ETF Trust
353	Exercise Price: $158.00, Expiration Date: May 11, 2013	86,838
	Spreadtrum Communications, Inc. - ADR
34	Exercise Price: $21.00, Expiration Date: May 18, 2013	5,355
		203,422

	INDEX – 0.0%
	Chicago Board Options Exchange SPX Volatility Index
300	Exercise Price: $16.00, Expiration Date: May 23, 2013	22,500

	TOTAL CALL OPTIONS (Cost $194,285)	225,922

	PUT OPTIONS – 0.1%
	EQUITY – 0.1%
	iShares iBoxx $High Yield Corporate Bond Fund
700	Exercise Price: $93.00, Expiration Date: May 18, 2013	7,000
	iShares Russell 2000 Index Fund
300	Exercise Price: $89.00, Expiration Date: May 18, 2013	8,700
300	Exercise Price: $81.00, Expiration Date: May 18, 2013	1,200
	Polaris Industries, Inc.
22	Exercise Price: $87.50, Expiration Date: May 18, 2013	6,358
	Sirius XM Radio, Inc.
111	Exercise Price: $3.00, Expiration Date: January 18, 2014	2,664
	SPDR S&P 500 ETF Trust
656	Exercise Price: $157.00, Expiration Date: June 22, 2013	145,632
300	Exercise Price: $155.00, Expiration Date: June 22, 2013	51,600
300	Exercise Price: $148.00, Expiration Date: June 22, 2013	20,700
300	Exercise Price: $145.00, Expiration Date: June 22, 2013	14,100

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Contracts		Value

	PURCHASED OPTION CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	EQUITY (Continued)
300	Exercise Price: $138.00, Expiration Date: June 22, 2013	$6,600
300	Exercise Price: $154.00, Expiration Date: May 18, 2013	10,800
400	Exercise Price: $150.00, Expiration Date: May 18, 2013	6,400
300	Exercise Price: $148.00, Expiration Date: May 18, 201	3,600
		285,354

	TOTAL PUT OPTIONS (Cost $523,565)	285,354

	TOTAL PURCHASED OPTION CONTRACTS (Cost $717,850)	511,276

	TOTAL INVESTMENTS – 101.3% (Cost $215,933,140)	225,854,820

	Liabilities in Excess of Other Assets – (1.3)%	(2,897,759)

	TOTAL NET ASSETS – 100.0%	$222,957,061

Principal Amount

	SECURITIES SOLD SHORT – (20.5)%
	BONDS – 0.0%
	CORPORATE – 0.0%
	INDUSTRIAL – 0.0%
$(70,000)	Spirit Aerosystems, Inc. 7.500%, 10/1/20172	(74,550)

	TOTAL CORPORATE (Proceeds $73,879)	(74,550)

	TOTAL BONDS (Proceeds $73,879)	(74,550)

Number of Shares

	COMMON STOCKS – (13.1)%
	BASIC MATERIALS – (0.5)%
(2,310)	Airgas, Inc.	(223,262)
(5,962)	Alcoa, Inc.	(50,677)
(7,552)	ArcelorMittal (Luxembourg)	(94,324)
(4,110)	EI du Pont de Nemours & Co.	(224,036)
(12,390)	Fortescue Metals Group Ltd. (Australia)	(44,956)
(5,808)	Horsehead Holding Corp.*	(62,146)
(1,494)	Kaiser Aluminum Corp.	(94,122)
(11,360)	Norsk Hydro A.S.A. (Norway)	(53,190)
(1,711)	Resolute Forest Products, Inc. (Canada)*	(25,032)
(1,080)	Solvay S.A. (Belgium)	(158,309)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	BASIC MATERIALS (Continued)
(1,486)	Sterlite Industries India Ltd. - ADR (India)	$(10,744)
(10,887)	Stillwater Mining Co.*	(135,434)
		(1,176,232)

	COMMUNICATIONS – (1.6)%
(83,302)	Axtel S.A.B. de C.V. (Mexico)*	(26,962)
(1,865)	Blucora, Inc.*	(27,546)
(2,370)	CBS Corp. - Class B	(108,499)
(3,809)	Ciena Corp.*	(56,983)
(1,900)	Discovery Communications, Inc. - Class A*	(149,758)
(1,320)	Equinix, Inc.*	(282,612)
(14,555)	Interpublic Group of Cos., Inc.	(201,441)
(13,208)	Iridium Communications, Inc.*	(88,626)
(865)	Netflix, Inc.*	(186,900)
(3,110)	Omnicom Group, Inc.	(185,885)
(1,760)	OpenTable, Inc.*	(97,486)
(6,325)	SBA Communications Corp. - Class A*	(499,612)
(108,032)	Sirius XM Radio, Inc.	(351,104)
(771)	TIBCO Software, Inc.*	(14,965)
(2,578)	Time Warner Cable, Inc.	(242,048)
(2,464)	Time Warner, Inc.	(147,298)
(6,798)	VeriSign, Inc.*	(313,184)
(7,767)	Virgin Media, Inc.	(378,874)
(1,206)	WebMD Health Corp.*	(29,125)
(2,900)	Yelp, Inc.*	(75,487)
		(3,464,395)

	CONSUMER, CYCLICAL – (2.7)%
(3,119)	Beazer Homes USA, Inc.*	(50,403)
(16,477)	Callaway Golf Co.	(110,396)
(3,280)	CarMax, Inc.*	(151,011)
(41,572)	Chico's FAS, Inc.	(759,520)
(2,200)	Darden Restaurants, Inc.	(113,586)
(9,301)	DR Horton, Inc.	(242,570)
(7,007)	Ethan Allen Interiors, Inc.	(205,165)
(1,790)	Family Dollar Stores, Inc.	(109,852)
(2,480)	Genuine Parts Co.	(189,298)
(5,871)	Goodyear Tire & Rubber Co.*	(73,358)
(8,435)	Hawaiian Holdings, Inc.*	(46,308)
(12,492)	Interface, Inc.	(209,116)
(7,905)	JetBlue Airways Corp.*	(54,466)
(1,387)	KB Home	(31,263)
(2,365)	Latam Airlines Group S.A. - ADR (Chile)	(48,956)
(8,578)	Lennar Corp. - Class A	(353,585)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
(3,880)	Lowe's Cos., Inc.	$(149,070)
(1,460)	McDonald's Corp.	(149,124)
(1,878)	Meritor, Inc.*	(10,892)
(3,838)	MGM Resorts International*	(54,193)
(4,364)	MWI Veterinary Supply, Inc.*	(513,687)
(4,338)	Polaris Industries, Inc.	(373,892)
(365)	Ralph Lauren Corp.	(66,277)
(7,685)	Regis Corp.	(144,094)
(2,733)	Ryland Group, Inc.	(123,149)
(7,680)	Saks, Inc.*	(88,704)
(11,345)	Standard Pacific Corp.*	(102,672)
(1,300)	Steven Madden Ltd.*	(63,219)
(2,640)	Target Corp.	(186,278)
(14,038)	Thor Industries, Inc.	(520,669)
(651)	Titan Machinery, Inc.*	(14,687)
(552)	Toll Brothers, Inc.*	(18,939)
(2,650)	Under Armour, Inc. - Class A*	(151,262)
(1,970)	United Continental Holdings, Inc.*	(63,631)
(5,734)	WESCO International, Inc.*	(411,071)
		(5,954,363)

	CONSUMER, NON-CYCLICAL – (1.7)%
(3,701)	ADT Corp.	(161,512)
(4,098)	Alere, Inc.*	(105,237)
(16,010)	Boston Scientific Corp.*	(119,915)
(2,391)	Bunge Ltd.	(172,654)
(1,605)	Chiquita Brands International, Inc.*	(13,851)
(2,560)	Cubist Pharmaceuticals, Inc.*	(117,555)
(150)	Dendreon Corp.*	(706)
(4,641)	DeVry, Inc.	(129,994)
(3,290)	Eli Lilly & Co.	(182,200)
(3,782)	Endo Health Solutions, Inc.*	(138,572)
(12,046)	Exelixis, Inc.*	(62,519)
(7,725)	HealthSouth Corp.*	(212,438)
(590)	Illumina, Inc.*	(38,167)
(2,500)	Isis Pharmaceuticals, Inc.*	(55,975)
(1,460)	Kimberly-Clark Corp.	(150,657)
(5,275)	Lancaster Colony Corp.	(416,356)
(432)	Live Nation Entertainment, Inc.*	(5,456)
(2,954)	Medicines Co.*	(99,727)
(1,906)	Molina Healthcare, Inc.*	(63,279)
(1,282)	NuVasive, Inc.*	(26,884)
(6,264)	Omnicare, Inc.	(274,175)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(6,599)	PHH Corp.*	$(139,107)
(483)	Post Holdings, Inc.*	(21,151)
(2,870)	Stryker Corp.	(188,215)
(4,550)	Theravance, Inc.*	(153,563)
(3,230)	UnitedHealth Group, Inc.	(193,574)
(5,755)	Universal Corp.	(331,200)
(2,395)	Volcano Corp.*	(48,595)
(1,574)	WellPoint, Inc.	(114,776)
(3,994)	Wright Medical Group, Inc.*	(93,619)
		(3,831,629)

	DIVERSIFIED – 0.0%
(398)	Leucadia National Corp.	(12,294)
(1,818)	Tongaat Hulett Ltd. (South Africa)	(26,439)
		(38,733)

	ENERGY – (1.1)%
(255)	Alpha Natural Resources, Inc.*	(1,892)
(2,840)	Calumet Specialty Products Partners LP	(107,238)
(11,139)	Chesapeake Energy Corp.	(217,656)
(4,453)	Cobalt International Energy, Inc.*	(124,417)
(1,560)	Continental Resources, Inc.*	(124,675)
(6,345)	Energy XXI Bermuda Ltd. (Bermuda)	(144,285)
(3,350)	Exxon Mobil Corp.	(298,117)
(201)	Goodrich Petroleum Corp.*	(2,621)
(6,110)	Newpark Resources, Inc.*	(64,155)
(4,410)	Oasis Petroleum, Inc.*	(150,954)
(4,521)	Peabody Energy Corp.	(90,691)
(7,835)	Sanchez Energy Corp.*	(141,892)
(27,589)	SandRidge Energy, Inc.*	(141,808)
(605)	SEACOR Holdings, Inc.	(43,627)
(2,390)	Stone Energy Corp.*	(47,155)
(30,849)	TETRA Technologies, Inc.*	(281,651)
(7,520)	Ultra Petroleum Corp.*	(160,928)
(909)	Walter Energy, Inc.	(16,289)
(11,317)	Western Refining, Inc.	(349,809)
		(2,509,860)

	FINANCIAL – (2.1)%
(1,275)	Affiliated Managers Group, Inc.*	(198,492)
(2,142)	Air Lease Corp.	(58,926)
(1,665)	Alexandria Real Estate Equities, Inc. - REIT	(121,162)
(5,597)	American Equity Investment Life Holding Co.	(85,298)
(2,510)	American Express Co.	(171,709)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(9,866)	Amtrust Financial Services, Inc.	$(312,358)
(9,871)	Aspen Insurance Holdings Ltd. (Bermuda)	(376,974)
(3,960)	Assurant, Inc.	(188,258)
(219)	Bank of America Corp.	(2,696)
(13,190)	Charles Schwab Corp.	(223,702)
(11,107)	China Minsheng Banking Corp. Ltd. - Class H (China)	(14,270)
(4,340)	Comerica, Inc.	(157,325)
(4,672)	DFC Global Corp.*	(63,072)
(11,421)	DuPont Fabros Technology, Inc. - REIT	(287,124)
(4,301)	Encore Capital Group, Inc.*	(122,536)
(2,504)	Forest City Enterprises, Inc. - Class A*	(46,750)
(4,073)	Forestar Group, Inc.*	(87,732)
(12,022)	Greentown China Holdings Ltd. (China)*	(23,362)
(8,486)	Guangzhou R&F Properties Co., Ltd. - Class H (China)	(15,353)
(3,892)	Health Care REIT, Inc. - REIT	(291,783)
(653)	Huntington Bancshares, Inc.	(4,682)
(12,397)	iStar Financial, Inc. - REIT*	(144,797)
(1,370)	Jones Lang LaSalle, Inc.	(135,657)
(6,449)	KeyCorp	(64,297)
(2,179)	Knight Capital Group, Inc. - Class A*	(7,714)
(4,886)	MetLife, Inc.	(190,505)
(1,857)	MGIC Investment Corp.*	(10,028)
(7,154)	National Financial Partners Corp.*	(181,282)
(2,110)	Northern Trust Corp.	(113,771)
(10,256)	OFG Bancorp (Puerto Rico)	(164,814)
(5,870)	Progressive Corp.	(148,452)
(12,854)	Radian Group, Inc.	(153,605)
(9,643)	Shimao Property Holdings Ltd. (China)	(20,777)
(61,645)	Synovus Financial Corp.	(165,825)
(2,680)	Walter Investment Management Corp.*	(89,941)
(5,026)	Wintrust Financial Corp.	(180,232)
		(4,625,261)

	INDUSTRIAL – (1.9)%
(2,140)	3M Co.	(224,079)
(7,216)	Anhui Conch Cement Co., Ltd. - Class H (China)	(26,130)
(3,366)	Apogee Enterprises, Inc.	(85,766)
(25,402)	Cemex S.A.B. de C.V. - ADR (Mexico)*	(285,769)
(10,769)	Covanta Holding Corp.	(215,380)
(1,093)	Cummins, Inc.	(116,284)
(1,200)	Deere & Co.	(107,160)
(2,580)	Dover Corp.	(177,969)
(9,454)	Drew Industries, Inc.	(341,289)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
(3,970)	Emerson Electric Co.	$(220,375)
(7,459)	Foster Wheeler A.G. (Switzerland)*	(157,385)
(10,013)	General Cable Corp.*	(345,248)
(2,570)	General Dynamics Corp.	(190,077)
(988)	Greenbrier Cos., Inc.*	(22,289)
(2,428)	Hub Group, Inc. - Class A*	(88,986)
(4,544)	Industrias CH S.A.B. de C.V. (Mexico)*	(36,607)
(1,380)	Kansas City Southern	(150,517)
(3,808)	Kloeckner & Co. S.E. (Germany)*	(45,899)
(2,692)	Mettler-Toledo International, Inc.*	(562,520)
(9,507)	Rofin-Sinar Technologies, Inc.*	(236,724)
(1,109)	RTI International Metals, Inc.*	(32,183)
(26,770)	Swift Transportation Co.*	(375,315)
(2,970)	Tech Data Corp.*	(138,788)
(12,311)	Vishay Intertechnology, Inc.*	(172,847)
		(4,355,586)

	TECHNOLOGY – (1.5)%
(4,040)	ARM Holdings PLC - ADR (United Kingdom)	(188,870)
(2,985)	Bottomline Technologies de, Inc.*	(78,207)
(13,148)	Cadence Design Systems, Inc.*	(181,442)
(1,656)	Electronic Arts, Inc.*	(29,162)
(2,150)	Fiserv, Inc.*	(195,886)
(8,041)	GT Advanced Technologies, Inc.*	(31,601)
(4,340)	Hewlett-Packard Co.	(89,404)
(14,322)	iGATE Corp.*	(239,034)
(740)	International Business Machines Corp.	(149,880)
(11,364)	Jack Henry & Associates, Inc.	(527,290)
(7,205)	Lam Research Corp.*	(333,015)
(11,145)	Microchip Technology, Inc.	(405,901)
(14,505)	Micron Technology, Inc.*	(136,637)
(3,930)	NetApp, Inc.*	(137,118)
(1,995)	Stratasys Ltd.*	(165,685)
(7,869)	Take-Two Interactive Software, Inc.*	(120,081)
(5,110)	Texas Instruments, Inc.	(185,033)
(2,852)	Unisys Corp.*	(54,559)
		(3,248,805)

	TOTAL COMMON STOCKS (Proceeds $26,938,419)	(29,204,864)

	EXCHANGE-TRADED FUNDS – (7.3)%
(1,581)	Consumer Staples Select Sector SPDR Fund	(64,726)
(2,317)	Industrial Select Sector SPDR Fund	(96,040)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	EXCHANGE-TRADED FUNDS (Continued)
(2,763)	iShares Dow Jones U.S. Home Construction Index Fund	$(67,030)
(108,500)	iShares iBoxx $High Yield Corporate Bond Fund	(10,399,725)
(3,534)	iShares MSCI Australia Index Fund	(99,305)
(9,088)	iShares MSCI Emerging Markets Index Fund	(393,419)
(1,591)	iShares MSCI Thailand Capped Investable Market Index Fund	(151,145)
(1,080)	iShares MSCI Turkey Index Fund	(79,067)
(1,400)	iShares Russell 2000 Growth Index Fund	(149,800)
(3,100)	Market Vectors Biotech ETF	(216,411)
(38,732)	Market Vectors Semiconductor ETF	(1,435,021)
(8,440)	Materials Select Sector SPDR Fund	(333,802)
(6,590)	SPDR S&P 500 ETF Trust	(1,052,291)
(10,658)	SPDR S&P Homebuilders ETF	(322,831)
(2,152)	SPDR S&P Retail ETF	(158,107)
(39,755)	Technology Select Sector SPDR Fund	(1,224,852)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $15,841,125)	(16,243,572)

Number of Contracts

	WRITTEN OPTION CONTRACTS – (0.1)%
	CALL OPTIONS – 0.0%
	EQUITY – 0.0%
	Boeing Co.
(6)	Exercise Price: $92.50, Expiration Date: May 3, 2013	(186)
	Citigroup, Inc.
(23)	Exercise Price: $47.50, Expiration Date: May 3, 2013	(276)
	Community Health Systems, Inc.
(17)	Exercise Price: $48.00, Expiration Date: May 18, 2013	(374)
	HCA Holdings, Inc.
(22)	Exercise Price: $39.00, Expiration Date: May 18, 2013	(3,520)
	iShares iBoxx $High Yield Corporate Bond Fund
(15)	Exercise Price: $95.00, Expiration Date: May 18, 2013	(1,200)
	Micron Technology, Inc.
(111)	Exercise Price: $12.00, Expiration Date: October 19, 2013	(4,218)
	Quanta Services, Inc.
(33)	Exercise Price: $30.00, Expiration Date: August 17, 2013	(2,970)
(64)	Exercise Price: $28.00, Expiration Date: May 18, 2013	(3,840)
	Six Flags Entertainment Corp.
(4)	Exercise Price: $75.00, Expiration Date: May 18, 2013	(200)
	SPDR S&P 500 ETF Trust
(200)	Exercise Price: $159.00, Expiration Date: May 18, 2013	(41,600)
	Spreadtrum Communications, Inc. - ADR
(34)	Exercise Price: $24.00, Expiration Date: May 18, 2013	(935)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Contracts		Value

	SECURITIES SOLD SHORT (Continued)
	WRITTEN OPTION CONTRACTS (Continued)
	CALL OPTIONS (Continued)
	EQUITY (Continued)
	Tenet Healthcare Corp.
(2)	Exercise Price: $48.00, Expiration Date: May 18, 2013	$(95)
		(59,414)

	INDEX – 0.0%
	Chicago Board Options Exchange SPX Volatility Index
(300)	Exercise Price: $25.00, Expiration Date: May 22, 2013	(4,500)

	TOTAL CALL OPTIONS (Proceeds $55,690)	(63,914)

	PUT OPTIONS – (0.1)%
	EQUITY – (0.1)%
	Boeing Co.
(12)	Exercise Price: $90.00, Expiration Date: May 18, 2013	(1,440)
(6)	Exercise Price: $87.50, Expiration Date: May 18, 2013	(336)
(12)	Exercise Price: $90.00, Expiration Date: May 3, 2013	(408)
	Citigroup, Inc.
(24)	Exercise Price: $46.50, Expiration Date: May 3, 2013	(888)
	Delta Air Lines, Inc.
(72)	Exercise Price: $16.00, Expiration Date: May 18, 2013	(1,728)
	HCA Holdings, Inc.
(22)	Exercise Price: $37.00, Expiration Date: May 18, 2013	(880)
	iShares Russell 2000 Index Fund
(600)	Exercise Price: $85.00, Expiration Date: May 18, 2013	(6,000)
	Polaris Industries, Inc.
(22)	Exercise Price: $82.50, Expiration Date: May 18, 2013	(2,200)
	SPDR S&P 500 ETF Trust
(50)	Exercise Price: $147.00, Expiration Date: June 22, 2013	(3,150)
(555)	Exercise Price: $146.00, Expiration Date: June 22, 2013	(29,415)
(650)	Exercise Price: $143.00, Expiration Date: June 22, 2013	(24,700)
(101)	Exercise Price: $140.00, Expiration Date: June 22, 2013	(2,828)
(400)	Exercise Price: $135.00, Expiration Date: June 22, 2013	(6,400)
(600)	Exercise Price: $151.00, Expiration Date: May 18, 2013	(11,400)
(100)	Exercise Price: $125.00, Expiration Date: June 22, 2013	(700)
(100)	Exercise Price: $120.00, Expiration Date: December 21, 2013	(8,500)
		(100,973)

	FINANCIAL COMMODITY – 0.0%
	JPN 10-Year Future Option
(1)	Exercise Price: $143.00, Expiration Date: May 31, 2013	(1,949)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

SECURITIES SOLD SHORT (Continued)
WRITTEN OPTION CONTRACTS (Continued)
PUT OPTIONS (Continued)
TOTAL PUT OPTIONS (Proceeds $240,024)	$(102,922)

TOTAL WRITTEN OPTION CONTRACTS (Proceeds $295,714)	(166,836)

TOTAL SECURITIES SOLD SHORT (Proceeds $43,149,137)	$(45,689,822)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
€ – Euro

*	Non-income producing security.
1	Variable, floating or step rate security.
2	Callable.
3	Illiquid security.
4
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

5	All or a portion of this security is segregated as collateral for securities sold short. The aggregate value of segregated securities is $47,728,158.
6	Convertible security.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

SWAP CONTRACTS
CREDIT DEFAULT SWAPS

	Pay/(a)					Premium	Unrealized
Counterparty/	Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Reference Entity	Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan
AK Steel Corp.
7.625%, 5/15/2020	Receive	5.00%	3/20/18		$380,000	$(58,265)	$(13,196)
Avon Products, Inc.
6.500%, 3/1/2019	Pay	1.00	9/20/17		799,000	97,515	(84,399)
Bank of America Corp.
5.65%, 5/1/2018	Receive	1.00	6/20/18		940,000	(12,096)	4,940
Best Buy Co, Inc.
5.500%, 3/15/2021	Pay	1.00	9/20/17		906,000	227,054	(159,371)
Brazilian Government International Bond
12.250%, 3/6/2030	Receive	1.00	12/20/17		4,045,000	(18,081)	20,210
12.250%, 3/6/2030	Receive	1.00	3/20/18		1,495,000	(10,540)	8,315
12.250%, 3/6/2030	Receive	1.00	6/20/18		1,280,000	(7,074)	2,767
12.250%, 3/6/2030	Pay	1.00	12/20/22		4,045,000	175,499	(10,990)
12.250%, 3/6/2030	Pay	1.00	3/20/23		2,820,000	121,423	(1,860)
Gazprom OAO Via Gaz Capital S.A.
8.625%, 4/28/2034	Pay	1.00	3/20/18		3,120,000	138,730	(7,498)
Goldman Sachs Group, Inc.
5.950%, 1/18/2018	Receive	1.00	9/20/17		600,000	(41,324)	40,971
Goodyear Tire & Rubber Co.
7.000%, 3/15/2028	Pay	5.00	3/20/18		941,000	9,837	(32,940)
JC Penney Co., Inc.
6.375%, 10/15/2036	Pay	1.00	9/20/17		674,200	168,475	(19,786)
6.375%, 10/15/2036	Pay	5.00	3/20/18		211,000	36,398	(17,310)
Markit CDX.NA
High Yield Series 20 Index	Pay	5.00	6/20/18		3,720,000	(136,525)	(113,771)
Markit CDX.NA
Investment Grade Series 9 Index	Pay	1.00	12/20/14		17,985,000	(346,651)	35,211
Republic of Korea
4.875%, 9/22/2014	Receive	1.00	12/20/17		3,030,000	55,422	(1,671)
4.875%, 9/22/2014	Receive	1.00	3/20/18		940,000	16,541	(750)
4.875%, 9/22/2014	Receive	1.00	6/20/18		1,000,000	14,939	406
4.875%, 9/22/2014	Pay	1.00	12/20/22		3,115,000	(19,619)	15,350
4.875%, 9/22/2014	Pay	1.00	3/20/23		1,880,000	(2,519)	953
Russian Foreign Bond - Eurobond
7.500%, 3/31/2030	Receive	1.00	3/20/18		3,000,000	(50,347)	8,953
7.500%, 3/31/2030	Receive	1.00	6/20/18		1,515,000	(28,744)	2,811
7.500%, 3/31/2030	Pay	1.00	3/20/23		1,173,000	84,191	1,642
South Africa Government International Bond
6.500%, 6/2/2014	Receive	1.00	3/20/18		505,000	(16,172)	4,607
6.50%, 6/02/2014	Receive	1.00	6/20/18		505,000	(15,228)	1,858
6.500%, 6/2/2014	Pay	1.00	3/20/23		940,000	94,258	(6,581)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

SWAP CONTRACTS (Continued)
CREDIT DEFAULT SWAPS (Continued)

	Pay/(a)					Premium	Unrealized
Counterparty/	Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Reference Entity	Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan (Continued)
Turkey Government International Bond
11.875%, 1/15/2030	Receive	1.00%	12/20/17		$3,235,000	$(45,362)	$37,138
11.875%, 1/15/2030	Receive	1.00	3/20/18		2,660,000	(32,389)	18,479
11.875%, 1/15/2030	Pay	1.00	12/20/22		3,235,000	223,144	(44,223)
11.875%, 1/15/2030	Pay	1.00	3/20/23		3,999,000	254,294	(24,019)
United Kingdom Gilt
4.250%, 6/7/2032	Receive	1.00	3/20/18		1,880,000	48,910	2,939
4.250%, 6/7/2032	Pay	1.00	6/20/21		500,000	(8,904)	(3,189)
4.250%, 6/7/2032	Pay	1.00	9/20/21		1,060,000	(10,210)	(15,091)
4.250%, 6/7/2032	Pay	1.00	12/20/21		470,000	(3,746)	(7,327)
TOTAL CREDIT DEFAULT SWAPS						$902,834	$(356,422)

a
If Palmer Square Absolute Return Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Absolute Return Fund is receiving a fixed rate, Palmer Square Absolute Return Fund acts as guarantor of the variable instrument.

INTEREST RATE SWAPS

	Pay/					Premium	Unrealized
Counterparty/	Receive	Fixed	Expiration		Notional	Paid	Appreciation/
Floating Rate Index	Fixed Rate	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan
6 Month GBP-LIBOR-BBA	Pay	2.15%	6/14/23		£377,000	$-	$(15,360)
3 Month NZD-BBR-FRA	Receive	3.10	3/18/15	NZD	1,414,000	-	2,251
TOTAL INTEREST RATE SWAPS						$-	$(13,109)

TOTAL RETURN SWAP

	Pay/					Premium	Unrealized
Counterparty/	Receive	Financing	Valuation		Notional	Paid	Appreciation/
Reference Index	Total Return	Rate	Date	Ccy	Amount	(Received)	(Depreciation)
J.P. Morgan
GDUESINF Index	Receive	0.00%	10/15/13		$102	$-	$(9,148)
TOTAL TOTAL RETURN SWAP						$-	$(9,148)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

SWAPTIONS
CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty/	Buy/Sell	Exercise	Expiration		Notional		Market
Description	Protection	Price	Date	Ccy	Amount	Premium	Value
J.P. Morgan
Markit CDX.NA.HY.19 V1
Put - 5 Year Index	Sell	$96	5/15/13		$5,000,000	$(34,250)	$-
Put - 5 Year Index	Buy	96	5/15/13		5,000,000	500	-
Markit CDX.NA.HY.20
Put - 5 Year Index	Buy	103	5/15/13		5,000,000	25,000	1,220
TOTAL CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES						$(8,750)	$1,220

INTEREST RATE SWAPTIONS

	Floating	Pay/Receive
Counterparty/	Rate	Floating	Exercise	Expiration		Notional	Premium	Market
Description	Index	Rate	Rate	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.30%	5/28/13	KRW	2,000,000,000	$48,059	$-
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.18	7/22/13		1,050,000,000	26,375	18
Call - OTC 10-Year	KRW-CD-KSDA-Bloomberg	Receive	4.25	10/28/13		9,212,000,000	113,000	-
Call - OTC 10-Year	6-Month GBP-LIBOR-BBA	Receive	1.90	6/18/13		£353,000	(3,347)	(2,533)
Call - OTC 10-Year	6-Month GBP-LIBOR-BBA	Receive	1.80	6/26/13		353,000	(2,514)	(4,705)
Put - OTC 3-Year	3-Month USD-LIBOR-BBA	Receive	3.00	10/29/13		$5,000,000	32,500	1
Put - OTC 10-Year	3-Month USD-LIBOR-BBA	Receive	5.91	7/8/16		100,000	4,260	528
TOTAL INTEREST RATE SWAPTIONS							$218,333	$(6,691)

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

INFLATION CAP OPTION

Counterparty/	Exercise	Strike	Expiration		Notional	Premium	Market
Description	Index	Index	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Cap - OTC CPURNSA Index	Maximum of (Inflation Adjustment - 1.05) or 0	225.922	10/18/21		$1,320,000	$58,080	$43,377
TOTAL INFLATION CAP OPTION						$58,080	$43,377

FOREIGN CURRENCY OPTIONS

Counterparty/	Exercise	Expiration		Notional	Premium	Market
Description	Price	Date	Ccy	Amount	Paid	Value
J.P. Morgan
Call - OTC USD versus CNY	$6.35	4/21/15		$5,806,000	$79,510	$64,680
Call - OTC USD versus INR	56.30	7/31/13		909,000	(7,136)	(6,743)
Call - OTC USD versus JPY	105.00	7/30/14		4,000,000	140,200	85,711
Call - OTC USD versus JPY	99.40	5/1/13		252,500	(2,121)	-
Call - OTC USD versus JPY	100.00	3/2/15		550,000	15,194	25,222
Call - OTC USD versus JPY	100.00	2/15/16		2,930,000	101,210	170,003
Put - OTC AUD versus USD	0.93	10/17/13	AUD	6,060,000	(30,616)	(19,657)
Put - OTC AUD versus USD	0.97	10/17/13		6,060,000	68,535	52,435
Put - OTC EUR versus USD	1.22	10/24/13		€2,525,000	(19,038)	(16,193)
Put - OTC EUR versus USD	1.27	10/24/13		2,525,000	51,535	29,361
Put - OTC INR versus USD	54.05	10/31/13		$909,000	10,954	15,055
Put - OTC NOK versus USD	5.71	7/29/13		2,020,000	13,837	3,963
Put - OTC USD versus JPY	98.50	5/1/13		252,500	(1,149)	(3,043)
Put - OTC USD versus JPY	99.40	5/1/13		252,500	2,310	22
TOTAL FOREIGN CURRENCY OPTIONS					$423,225	$400,816

AUD – Australian Dollar
CNY – Chinese Yuan Renminbi
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
NOK – Norwegian Krone
NZD – New Zealand Dollar
£ – British Pound
€ – Euro

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
		Currency	Value At		Unrealized
	Currency	Amount	Settlement	Value At	Appreciation
Purchase Contracts	Exchange	Purchased	Date	April 30, 2013	(Depreciation)
Australian Dollar	AUD per USD	5,157,000	$5,289,541	$5,319,131	$29,590
Brazilian Real	BRL per USD	400,000	198,926	198,650	(276)
British Pound	GBP per USD	1,700,000	2,609,300	2,639,854	30,554
Euro	EUR per USD	8,204,000	10,671,785	10,808,559	136,774
Japanese Yen	JPY per USD	1,129,641,399	11,634,791	11,590,905	(43,886)
Mexican Peso	MXN per USD	4,000,000	327,121	328,048	927
Polish Zloty	PLN per USD	1,700,000	530,418	536,014	5,596
South African Rand	ZAR per USD	16,526	1,755	1,829	74
			31,263,637	31,422,990	159,353

		Currency	Value At		Unrealized
	Currency	Amount	Settlement	Value At	Appreciation
Sale Contracts	Exchange	Sold	Date	April 30, 2013	(Depreciation)
Australian Dollar	AUD per USD	(252,500)	(258,504)	(260,782)	(2,278)
British Pound	GBP per USD	(252,500)	(390,794)	(392,096)	(1,302)
Canadian Dollar	CAD per USD	(4,600,000)	(4,541,886)	(4,560,551)	(18,665)
Columbian Peso	COP per USD	(1,855,689,000)	(1,007,785)	(1,012,653)	(4,868)
Euro	EUR per USD	(8,875,000)	(11,572,042)	(11,691,939)	(119,897)
Japanese Yen	JPY per USD	(816,585,610)	(8,547,837)	(8,378,735)	169,102
Singapore Dollar	SGD per USD	(400,000)	(322,943)	(324,761)	(1,818)
Swedish Krona	SEK per USD	(3,286,000)	(501,017)	(506,444)	(5,427)
			(27,142,808)	(27,127,961)	14,847
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$4,120,829	$4,295,029	$174,200

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
COP – Columbian Peso
EUR – Euro
GBP – British Pound
JPY – Japanese Yen
MXN – Mexican Peso
PLN – Polish Zloty
SEK – Swedish Krona
SGD – Singapore Dollar
ZAR – South African Rand

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
SUMMARY OF INVESTMENTS
As of April 30, 2013

Security Type/Category	Percent of Total Net Assets
Bank Loans	7.8%
Bonds
Asset-Backed Securities	49.9%
Corporate	16.3%
Government	0.0%
Total Bonds	66.2%
Common Stocks
Basic Materials	0.4%
Communications	2.3%
Consumer, Cyclical	2.9%
Consumer, Non-cyclical	3.2%
Energy	1.1%
Financial	2.6%
Industrial	1.6%
Technology	2.2%
Utilities	0.0%
Total Common Stocks	16.3%
Preferred Stocks
Basic Materials	0.1%
Communications	0.3%
Consumer, Cyclical	0.1%
Consumer, Non-cyclical	0.8%
Energy	0.5%
Financial	1.7%
Technology	0.0%
Total Preferred Stocks	3.5%
Exchange-Traded Funds	7.3%
Purchased Option Contracts
Call Options	0.1%
Put Options	0.1%
Total Purchased Option Contracts	0.2%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2013

Assets:
Investments, at value (cost $215,215,290)	225,343,544
Purchased options, at value (cost $717,850)	511,276
Total investments, at value (cost $215,933,140)	225,854,820
Purchased foreign currency and inflation options, at value (cost $541,365)	489,829
Purchased swaptions, at value (cost $249,694)	1,767
Foreign currency, at value (cost $901,097)	928,297
Cash	34,308,958
Collateral held at custodian for the benefit of brokers	4,463,000
Segregated cash at Broker	357,657
Receivables:
Investment securities sold	14,919,203
Fund shares sold	114,602
Premiums paid on open swap contracts	1,766,630
Unrealized appreciation on open swap contracts	209,801
Unrealized appreciation on forward foreign currency exchange contracts	372,617
Dividends and interest	1,510,873
Prepaid expenses	46,347
Total assets	285,344,401

Liabilities:
Securities sold short, at value (proceeds $42,853,423)	45,522,986
Written options, at value (proceeds $295,714)	166,836
Written foreign currency and inflation options, at value (cost $60,060)	45,636
Written swaptions, at value (proceeds $40,111)	7,238
Foreign currency due to custodian, at value (proceeds $208,369)	203,843
Payables:
Investment securities purchased	14,165,665
Fund shares redeemed	23,354
Advisory fees	304,711
Shareholder Servicing fees (Note 6)	10,234
Distribution fees - Class A (Note 7)	4,338
Premiums received on open swap contracts	863,797
Unrealized depreciation on open swap contracts	588,480
Unrealized depreciation on forward foreign currency exchange contracts	198,417
Variation margin	92,122
Fund accounting fees	61,797
Dividends and interest on securities sold short	32,690
Fund administration fees	31,287
Transfer agent fees and expenses	15,436
Chief Compliance Officer fees	570
Accrued other expenses	47,903
Total liabilities	62,387,340

Net Assets	$222,957,061

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of April 30, 2013

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$219,386,952
Accumulated net investment loss	(692,248)
Accumulated net realized loss on investments, purchased options, securities sold short, futures, written options, swaptions, swap contracts,
repurchase agreements, forward contracts and foreign currency transactions	(2,593,782)
Net unrealized appreciation (depreciation) on:
Investments	10,128,254
Purchased options	(258,110)
Securities sold short	(2,669,563)
Futures, written options, swaptions and swap contracts	(550,607)
Forward foreign currency exchange contracts	174,200
Foreign currency translations	31,965
Net Assets	$222,957,061

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$201,442,368
Shares of beneficial interest issued and outstanding	20,422,501
Offering and redemption price per share	$9.86

Class A Shares:
Net assets applicable to shares outstanding	$21,514,693
Shares of beneficial interest issued and outstanding	2,188,224
Redemption price1	9.83
Maximum sales charge (5.75% of offering price)2	0.60
Maximum offering price to public	$10.43

1
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

Investment Income:
Dividends (net of foreign tax withholding of $6,524)	$1,198,608
Interest (net of foreign tax withholding of $3,430)	5,024,264
Total investment income	6,222,872

Expenses:
Advisory fees	3,429,676
Dividends on securities sold short (net of foreign tax withholding of $171)	598,091
Brokerage expense	260,700
Fund accounting fees	245,484
Administration fees	204,280
Interest on securities sold short	192,466
Shareholder Servicing fees (Note 6)	121,114
Registration fees	63,724
Custody fees	60,181
Transfer agent fees and expenses	57,619
Chief Compliance Officer fees	46,441
Distribution fees - Class A (Note 7)	42,153
Miscellaneous	36,917
Auditing fees	35,161
Shareholder reporting fees	23,820
Legal fees	15,743
Trustees' fees and expenses	8,190
Insurance fees	4,085
Offering cost	1,948
Total expenses	5,447,793
Advisory fees waived	(311,366)
Net expenses	5,136,427
Net investment income	1,086,445

Realized and Unrealized Gain (Loss) on investments, purchased options, securities sold short, futures, written options, swaptions, swap contracts, repurchase agreements, forward contracts and foreign currency:
Net realized gain (loss) on:
Investments	7,597,123
Purchased options	(2,836,755)
Securities sold short	(3,574,086)
Futures, written options, swaptions and swap contracts	(791,692)
Repurchase agreements	(317,894)
Forward foreign currency exchange contracts	(1,877,107)
Foreign currency transactions	1,495,144
Net realized loss	(305,267)
Net change in unrealized appreciation/depreciation on:
Investments	6,676,191
Purchased options	342,840
Securities sold short	(1,844,935)
Futures, written options, swaptions and swap contracts	(885,612)
Repurchase agreements	(47,665)
Forward foreign currency exchange contracts	112,768
Foreign currency translations	1,727
Net change in unrealized appreciation/depreciation	4,355,314
Net realized and unrealized loss on investments, purchased options, securities sold short, futures, written options, swaptions, swap contracts,
repurchase agreements, forward contracts and foreign currency	4,050,047

Net Increase in Net Assets from Operations	$5,136,492

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	Year Ended	May 17, 2011*
	April 30, 2013	to April 30, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,086,445	$(751,707)
Net realized loss on investments, purchased options,
securities sold short, futures, written options,
swaptions, swap contracts, repurchase agreements,
forward contracts and foreign currency	(305,267)	(2,693,474)
Net change in unrealized appreciation/depreciation on
investments, purchased options, securities sold short,
futures, written options, swaptions, swap contracts,
repurchase agreements, forward contracts
and foreign currency	4,355,314	2,500,825
Net increase (decrease) in net assets resulting from operations	5,136,492	(944,356)

Distributions to Shareholders:
From net investment income:
Class I	(453,538)	−
Class A	(14,329)	−
Total distributions to shareholders	(467,867)	−

Capital Transactions:
Net proceeds from shares sold:
Class I	118,038,305	147,840,169
Class A	15,227,110	12,379,419
Reinvestment of distributions:
Class I	403,934	−
Class A	13,112	−
Cost of shares redeemed:
Class I	(43,859,643)	(24,286,972)
Class A	(5,069,441)	(1,453,201)
Net increase from capital transactions	84,753,377	134,479,415

Total increase in net assets	89,422,002	133,535,059

Net Assets:
Beginning of period	133,535,059	−
End of period	$222,957,061	$133,535,059

Accumulated net investment income (loss)	$(692,248)	$(751,707)

Capital Share Transactions:
Shares sold:
Class I	12,260,224	15,177,432
Class A	1,586,022	1,278,545
Shares reinvested:
Class I	42,120	−
Class A	1,370	−
Shares redeemed:
Class I	(4,527,061)	(2,530,214)
Class A	(526,222)	(151,491)

Net increase in capital share transactions	8,836,453	13,774,272

*	Commencement of operations

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2013

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,136,492
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(601,886,005)
Sales of long-term portfolio investments	481,262,471
Proceeds from securities sold short	309,067,310
Cover short securities	(312,922,565)
Purchases of short-term investments	(44,967,802)
Sales of short-term investments	53,222,565
Increase in investment securities sold receivable	(1,378,396)
Increase in premiums paid on open swap contracts	(707,541)
Increase in dividends and interest receivable	(884,821)
Decrease in prepaid expenses	4,315
Decrease in investment securities purchased	(8,204,133)
Increase in advisory fees	198,605
Decrease in Shareholder Servicing fees	(2,467)
Decrease in Distribution fees	(1,666)
Decrease in premiums received on open swap contracts	(889,141)
Increase in fund accounting fees	33,790
Decrease in dividends on securities sold short and interest expense	(148,191)
Increase in administration fees	20,473
Decrease in transfer agent fees	(4,548)
Decrease in Chief Compliance Officer fees	(6,386)
Decrease in accrued other expenses	(2,825)
Increase in variation margin	38,657
Net amortization on investments	279,776
Net realized loss	(1,324,762)
Net change in unrealized appreciation/depreciation	(4,404,795)
Net cash used for operating activities	(128,471,590)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	134,430,651
Cost of shares redeemed	(49,055,901)
Dividends paid to shareholders, net of reinvestments	(50,821)
Net cash provided by financing activities	85,323,929

Net decrease in cash	(43,147,661)

Cash:
Beginning of period	83,001,730
End of period	$39,854,069

Non cash financing activities not included herein consist of $417,046 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS – Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended April 30, 2013		For the Period May 17, 2011* to April 30, 2012

Net asset value, beginning of period	$9.70		$10.00
Income from Investment Operations:
Net investment income (loss)1	0.06		(0.08)
Net realized and unrealized gain (loss) on
investments and foreign currency	0.12		(0.22)
Total from investment operations	0.18		(0.30)
Less Distributions:
From net investment income	(0.02)		−
From net realized gains	−		−
Total distributions	(0.02)		−

Net asset value, end of period	$9.86		$9.70

Total return4	1.90%		(3.00)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$201,442		$122,632

Ratio of expenses to average net assets:
Before fees waived	3.01%		3.72%	3
After fees waived	2.84%		3.11%	3
Ratio of expenses to average net assets
(excluding dividends and interest on securities sold short and brokerage expense):
Before fees waived	2.42%		2.86%	3
After fees waived	2.25%		2.25%	3
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.46%		(1.49)%	3
After fees waived	0.63%		(0.88)%	3
Ratio of net investment income (loss) to average net assets:
(excluding dividends and interest on securities sold short and brokerage expense):
Before fees waived	1.04%		(0.64)%	3
After fees waived	1.21%		(0.03)%	3
Portfolio turnover rate	317%	5	490%	3, 5

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.

5
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
FINANCIAL HIGHLIGHTS – Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	Year Ended April 30, 2013		For the Period May 17, 2011* to April 30, 2012

Net asset value, beginning of period	$9.67		$10.00
Income from Investment Operations:
Net investment income (loss)1	0.04		(0.10)
Net realized and unrealized gain (loss) on
investments and foreign currency	0.13		(0.23)
Total from investment operations	0.17		(0.33)
Less Distributions:
From net investment income	(0.01)		−
Total distributions	(0.01)		−

Net asset value, end of period	$9.83		$9.67

Total return4	1.73%		(3.30)%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,515		$10,903

Ratio of expenses to average net assets:
Before fees waived	3.26%		3.97%	3
After fees waived	3.09%		3.36%	3
Ratio of expenses to average net assets
(excluding dividends and interest on securities sold short and brokerage expense):
Before fees waived	2.67%		3.11%	3
After fees waived	2.50%		2.50%	3
Ratio of net investment loss to average net assets:
Before fees waived	0.21%		(1.74)%	3
After fees waived	0.38%		(1.13)%	3
Ratio of net investment income (loss) to average net assets:
(excluding dividends and interest on securities sold short and brokerage expense):
Before fees waived	0.79%		(0.89)%	3
After fees waived	0.96%		(0.28)%	3
Portfolio turnover rate	317%	5	490%	3, 5

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.
4
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales charge was included total returns would be lower.

5
Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.  Had the turnover ratio included cash, options and related derivative trading activities, the Fund’s advisor believes the ratio would have been lowered.

See accompanying Notes to Financial Statements.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2013

Note 1 – Organization
Palmer Square Absolute Return Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek capital appreciation with an emphasis on absolute (positive) returns and low correlation to the broader equity and bond markets.  The Fund commenced investment operations on May 17, 2011, with two classes of shares, Class I and Class A.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Repurchase Agreements
The Fund may enter into transactions with financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or relevant Sub-Advisor pursuant to term repurchase agreements.  Pursuant to such agreements, the Fund agrees to sell (“seller”) to the other party (“buyer”) securities or financial instruments against the payment of the purchase price by buyer to seller, with a simultaneous agreement by the buyer to resell securities equivalent to such securities at a mutually agreed upon date or on demand and price (“sell/buy back transactions”).  The Fund as seller is required to provide collateral to buyer equal to the value of the underlying securities of the repurchase price under the agreement.  The Fund may also enter into such transactions as buyer (“buy/sell back transactions”).  The repurchase price generally equals the purchase price plus negotiated interest rates.  In a sell/buy back transaction, the seller transfers securities to buyer against the payment of the purchase price by buyer.  On the repurchase date, buyer transfers to seller equivalent securities against the payment of the repurchase price by seller.  If the counterparty defaults on its repurchase obligation, the Fund will suffer a loss to the extent that price of the underlying securities are less than the proceeds held by the counterparty.  Bankruptcy or insolvency of the defaulting counterparty may cause the Fund's rights with respect to such securities or proceeds to be delayed or limited.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(e) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(f) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility.  In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.  The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

The Fund may also enter into the purchase or sale of related caps, floors and collars.  The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date.  Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks.  For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount.  A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount.  A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Transactions in option contracts written for the year ended April 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at May 1, 2012	1,903	$200,896
Options written	21,709,453	1,751,413
Options terminated in closing purchasing transactions	(9,472,302)	(782,803)
Options expired	(2,233,293)	(659,687)
Options exercised	(2,603)	(154,045)
Outstanding at April 30, 2013	10,003,158	$355,774

Transactions in swaptions written for the year ended April 30, 2013 were as follows:

	Notional Value of Contracts	Premiums Received
Outstanding at May 1, 2012	17,000,000	$81,500
Options written	59,206,000	300,054
Options terminated in closing purchasing transactions	(37,000,000)	(160,570)
Options expired	(26,500,000)	(129,888)
Options exercised	(7,000,000)	(50,985)
Outstanding at April 30, 2013	5,706,000	$40,111

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(g) Stock Index Futures
The Fund may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments.  The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction.  Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.  There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund had the following futures contracts open at April 30, 2013:

Number of Contracts	Description	Expiration Date	Unrealized Appreciation (Depreciation)
(2)	JPN 10-Year Bond (TSE)	June, 2013	$20,510
(75)	U.S. Treasury 5-Year Note (CBT)	June, 2013	(65,221)
(20)	U.S. Treasury 10-Year Note (CBT)	June, 2013	(25,986)
(5)	U.S. Treasury Long Bond (CBT)	June, 2013	(28,411)
(6)	Yen Denominated Nikkei 225	June, 2013	(1,068)
			$(100,176)

(h) Exchange Traded Notes
Exchange Traded Notes “ETNs” are debt securities that combine certain aspects of Exchange Traded Funds “ETFs” and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

(i) Total Return Swap Contracts
The Fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and to gain exposure to specific markets/countries and to specific sectors/industries.  To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty.  Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities.  The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.  The fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(j) Credit Default Swap Contracts
The Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities.  In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity.  Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration.  An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books.  An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books.  Periodic payments received or paid by the fund are recorded as realized gains or losses.  The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations.  The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(k) Interest Rate Swap Contracts
The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates.  An interest rate swap can be purchased or sold with an upfront premium.  An upfront payment received by the fund is recorded as a liability on the fund’s books.  An upfront payment made by the fund is recorded as an asset on the fund’s books.  Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.  The fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(l) Currency Swap Contracts
The Fund may enter into currency swap agreements, which are similar to interest rate swaps except that they involve multiple currencies.  The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed.  Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(m) Other
The Fund may purchase participations in commercial loans.  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(n) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions.  Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties.  The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty.  The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties.  The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination.  Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

(o) Securities Lending
The Fund may engage in securities lending.  The loans are secured by collateral.  During the term of the loan, the Fund will continue to receive any interest, dividends or amounts on the loaned securities while receiving interest on the investment of the cash collateral.  The cash collateral is maintained on the Fund's behalf.  Loans are subject to termination at the option of the borrower of the security.  Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with a loan of its securities and may share the interest and/or fees earned on the collateral with the borrower.  The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

As of April 30, 2013, the Fund had no securities on loan.

(p) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $40,667, which were being amortized over a one-year period from May 17, 2011 (commencement of operations).

In conjunction with the use of short sales, futures contracts, or swap contracts, the Fund may be required to maintain collateral in various forms.  At April 30, 2013 such collateral is denoted in the Fund’s Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of short sales, options, futures contracts, or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At April 30, 2013 these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(q) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the year ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(r) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.75% of the Fund’s average daily net assets.  Prior to February 28, 2013, the Fund paid a monthly investment advisory fee to the Advisor at the annual rate of 1.95% of the Fund’s average daily net assets.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 2.25% and 2.50% of the average daily net assets of the Fund's Class I shares and Class A shares, respectively.  This agreement is effective until August 31, 2013, and may be terminated by the Trust’s Board of Trustees.

For the year ended April 30, 2013, the Advisor waived $311,366 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which the expenses were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than April 30, of the years stated below:

2015	$513,554
2016	311,366
$824,920

The Advisor engages investment managers (“sub-advisors”) to manage the Fund.  The Advisor compensates each sub-advisor out of the investment advisory fees the Advisor receives from the Fund.

On January 1, 2013, IMST Distributors, LLC (“IMST Distributors”) succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

For the period May 1, 2012 through December 31, 2012, GDS received $8,186 in commissions for the sale of Fund shares.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended April 30, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2013, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$216,615,295

Gross unrealized appreciation	$10,601,189
Gross unrealized depreciation	(1,361,664)
Net unrealized appreciation on investments	$9,239,525

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2013, permanent differences in book and tax accounting have been reclassified to undistributed net investment income and accumulated net realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$ 747,386	$ (977,758)	$ 230,372

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Accumulated earnings	-

Accumulated capital and other losses	(1,727,193)
Other accumulated losses	(3,942,223)
Unrealized appreciation on investments	9,239,525
Tax accumulated earnings/(deficit)	$(3,570,109)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

As of April 30, 2013, the Fund had short-term capital loss carryover of $1,049,542.  To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The Fund utilized $65,462 of its capital loss carryforwards during the year ended April 30, 2013.

The Fund has $677,651 in qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 were as follows:

	April 30, 2013	April 30, 2012
Distributions paid from:
Ordinary income	$467,867	$-
Long-term capital gains	-	-
Total distributions	$467,867	$-

Note 5 – Investment Transactions
For the year ended April 30, 2013, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options, securities sold short, and swap contracts, were $601,886,005 and $481,262,471, respectively.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the year ended April 30, 2013, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 31	Total
Bank Loans	$-	$17,295,399	$-	$17,295,399
Bonds
Asset-Backed Securities	-	111,146,151	-	111,146,151
Corporate	-	36,412,846	-	36,412,846
Government	-	108,766	-	108,766
Common Stock
Basic Materials	970,559	-	-	970,559
Communications	5,049,505	-	-	5,049,505
Consumer, Cyclical	6,374,686	-	-	6,374,686
Consumer, Non-cyclical	7,094,209	-	-	7,094,209
Energy	2,461,426	-	-	2,461,426
Financial	5,833,131	-	-	5,833,131
Industrial	3,582,738	-	-	3,582,738
Technology	4,957,585	-	-	4,957,585
Utilities	82,998	-	-	82,998
Preferred Stocks
Basic Materials	-	138,486	-	138,486
Communications	-	602,436	-	602,436
Consumer, Cyclical	74,160	299,903	-	374,063
Consumer, Non-cyclical	-	1,782,869	-	1,782,869
Energy	-	1,081,119	-	1,081,119
Financial	293,377	3,535,505	-	3,828,882
Technology	-	31,063	-	31,063
Exchange Traded Funds	16,134,627	-	-	16,134,627
Purchased Call Options	225,922	-	-	225,922
Purchased Put Options	285,354	-	-	285,354
Total	$53,420,277	$172,434,543	$-	$225,854,820

Liabilities
Bonds
Corporate	$-	$74,550	$-	$74,550
Common Stock
Basic Materials	1,176,232		-	1,176,232
Communications	3,464,395	-	-	3,464,395
Consumer, Cyclical	5,954,363	-	-	5,954,363
Consumer, Non-cyclical	3,831,629	-	-	3,831,629
Diversified	38,733	-	-	38,733
Energy	2,509,860	-	-	2,509,860
Financial	4,625,261	-	-	4,625,261
Industrial	4,355,586	-	-	4,355,586
Technology	3,248,805	-	-	3,248,805
Exchange Traded Funds	16,243,572	-	-	16,243,572
Written Call Options	63,914	-	-	63,914
Written Put Options	102,922	-	-	102,922
Total	$45,615,272	$74,550	$-	$45,689,822

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

Other Financial Instruments2
Credit Default Swaps	$-	$(356,422)	$-	$(356,422)
Interest Rate Swaps	-	(13,109)	-	(13,109)
Total Return Swap	-	(9,148)	-	(9,148)
Credit Default Swaptions on Credit Indices	-	1,220	-	1,220
Interest Rate Swaptions	-	(6,691)	-	(6,691)
Inflation Cap	-	43,377	-	43,377
Foreign Currency Options	-	400,816	-	400,816
Forward Foreign Currency Exchange Contracts	174,200	-	-	174,200
Futures Contracts	(100,176)	-	-	(100,176)
Total	$74,024	$60,043	$-	$134,067

1	The Fund did not hold any Level 3 securities at period end.
2
Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swaps contracts.  Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period.  The following is a reconciliation of transfers between Levels from April 30, 2012 to April 30, 2013, represented by recognizing the April 30, 2013 market value of securities:

Transfers into Level 1	$-
Transfers out of Level 1	(171,404)
Net transfers in (out) of Level 1	$(171,404)

Transfers into Level 2	$171,404
Transfers out of Level 2	-
Net transfers in (out) of Level 2	$171,404

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of April 30, 2013 by risk category are as follows:

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets:
Purchased options, at fair value	$-	$511,276	$446,452	$-	$43,377	$1,001,105
Purchased swaptions, at fair value	1,220	-	-	547	-	1,767
Unrealized appreciation on foreign currency contracts	-	-	372,617	-	-	372,617
Unrealized appreciation on swap contracts	207,550	-	-	2,251	-	209,801
	$208,770	$511,276	$819,069	$2,798	$43,377	$1,585,290

Liabilities:
Written options, at fair value	$-	$164,887	$45,636	$-	$1,949	$212,472
Written swaptions, at fair value	-	-	-	7,238	-	7,238
Unrealized depreciation on foreign currency contracts	-	-	198,417	-	-	198,417
Unrealized depreciation on swap contracts	563,972	9,148	-	15,360	-	588,480
Variation margin payable on future contracts	-	92,122	-	-	-	92,122
	$563,972	$266,157	$244,053	$22,598	$1,949	$1,098,729

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2013 are as follows:

Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives:
Purchased options	$-	$(2,100,251)	$(677,808)	$-	$(58,696)	$(2,836,755)
Written options	-	638,015	16,291	-	34,451	688,757
Swaptions	(78,096)	-	-	(154,288)	-	(232,384)
Swap contracts	(1,113,790)	2,055	-	(446,946)	-	(1,558,681)
Futures contracts	-	310,616	-	-	-	310,616
Forward foreign currency exchange contracts	-	-	(1,877,107)	-	-	(1,877,107)
Foreign currency transactions	-	-	1,495,144	-	-	1,495,144
	$(1,191,886)	$(1,149,565)	$(1,043,480)	$(601,234)	$(24,245)	$(4,010,410)
Net Change in Unrealized Appreciation/Depreciation on Derivatives:
Purchased options	$-	$42,587	$263,433	$-	$36,820	$342,840
Written options	-	18,203	14,424	-	(13,113)	19,514
Swaptions	3,096	-	-	(9,180)	-	(6,084)
Swap contracts	(864,441)	(7,795)	-	24,402	-	(847,834)
Futures contracts	-	(51,208)	-	-	-	(51,208)
Forward foreign currency exchange contracts	-	-	112,768	-	-	112,768
Foreign currency translations	-	-	1,727	-	-	1,727
	$(861,345)	$1,787	$392,352	$15,222	$23,707	$(428,277)

Palmer Square Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS – Continued
April 30, 2013

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the Palmer Square Absolute Return Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period May 17, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate audit procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Palmer Square Absolute Return Fund as of April 30, 2013, and the results of its operations for the year then ended, the statements of changes in its net assets and its financial highlights for the year then ended and the period the period May 17, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 1, 2013

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION

Tax Information

For the year ended April 30,2013, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended April 30, 2013, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Board Member Emeritus-NICSA.	63	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None

Palmer Square Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	63	None
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Palmer Square Absolute Return Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/12 to 4/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 – 4/30/13
Class I
Actual Performance	$ 1,000.00	$ 1,028.50	$ 14.05
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,011.15	$ 13.93

Class A
Actual Performance	$ 1,000.00	$ 1,028.00	$ 15.30
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,009.91	$ 15.16

*
Expenses are equal to the Fund’s annualized expense ratio of 2.79% and 3.04% for Class I and Class A, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
Palmer Square Capital Management LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Absolute Return Fund - Class A Shares	PSQAX	461418 469
Palmer Square Absolute Return Fund - Class I Shares	PSQIX	461418 451

Privacy Principles of the Palmer Square Absolute Return Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Absolute Return Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 866-933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 866-933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at 866-933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Palmer Square Absolute Return Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 866-933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2013	FYE 04/30/2012
Audit Fees	$30,000	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2013	FYE 04/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2013	FYE 04/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/13

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/9/13